                                 SCHEDULE 14A
                                (Rule 14a-101)

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

     Filed by the Registrant /x/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /x/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Section 240.14a-11(c)
          or Section 240.14a-12
     / / Confidential, for Use of the Commissioner Only (as
          permitted by Rule 14a-6(e)(2))
                                  HUMANA INC.
_________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):
     /x/ No Filing Fee Required
     / / $500 per each party to the controversy pursuant to
          Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:
_________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
_________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

_________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
_________________________________________________________________
   (5) Total fee paid:
_________________________________________________________________
   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

_________________________________________________________________

   (2) Form, schedule or registration statement no.:
_________________________________________________________________

   (3) Filing party:
_________________________________________________________________

   (4) Date filed:
_________________________________________________________________

                                     LOGO

                                                                 March 31, 1998

Dear Fellow Stockholders:

  You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Humana Inc. to be held on Thursday, May 14, 1998, at 10:00 a.m., at the Company's headquarters, 500 West Main Street, 25th Floor Auditorium, Louisville, Kentucky.

  The matters expected to be acted on at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

  We hope you can attend the meeting. However, if you will not be able to join us, we urge you to exercise your right as a stockholder and vote. The vote of every stockholder is important, and your cooperation in completing, signing and returning the enclosed proxy card promptly will be appreciated.

  The Proxy Statement is first being mailed to the Company's stockholders on or about March 31, 1998.

                                  Sincerely,

      SIGNATURE                               SIGNATURE
      David A. Jones                          Gregory H. Wolf
      Chairman of the Board                   President and Chief Executive
      and significant Stockholder             Officer

                                              and significant Stockholder

                                  HUMANA INC.
                             500 WEST MAIN STREET
                          LOUISVILLE, KENTUCKY 40202

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 14, 1998

To the Stockholders:

  The 1998 Annual Meeting of Stockholders of Humana Inc. will be held on Thursday, May 14, 1998, at 10:00 a.m., in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky, for the following purposes:

  1. To elect eight directors of the Company to serve for the ensuing year and until their successors are elected and qualified;

  2. To approve amendments to the Company's 1989 Stock Option Plan for Non-employee Directors (a) to permit the award of Shares of Company Common Stock in lieu of all or a portion of the directors' annual retainer; (b) to increase the number of authorized Shares of Company Common Stock for which options or awards may be granted and (c) to extend the term thereof;

  3. To approve the Company's 1998 Executive Management Incentive
     Compensation Plan;

  4. To approve an amendment to the Company's 1996 Stock Incentive Plan for Employees to increase the number of authorized Shares of Company Common Stock for which options or awards may be granted; and

  5. To transact such other business as may properly come before the Annual Meeting.

  The Board of Directors of the Company ("Board of Directors") has fixed the close of business on March 17, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof ("Stockholders of Record"). Only Stockholders of Record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

  This Proxy Statement is first being mailed to the Company's Stockholders of Record on or about March 31, 1998.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE:

   I) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD, AND

  II) MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

  A STOCKHOLDER OF RECORD ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS PREVIOUSLY SENT A PROXY CARD.

                                          By Order of the Board of Directors,

                                          SIGNATURE
                                          Joan O. Lenahan
                                          Secretary

Louisville, Kentucky
March 31, 1998

                              GENERAL INFORMATION

  This Proxy Statement and the accompanying proxy voting card are being furnished on or about March 31, 1998, to Stockholders of Record of Humana Inc., in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 14, 1998, ("Annual Meeting") and at any adjournment or postponement thereof.

  Humana Inc. is a Delaware corporation and is referred to in this Proxy Statement as Humana or the Company. The principal executive offices of the Company are located at 500 West Main Street, Louisville, Kentucky 40202.

PURPOSES OF THE ANNUAL MEETING

  At the Annual Meeting, Stockholders of Record of the Company's common stock, $.16 2/3 per share, ("Shares of Company Common Stock") will be asked to consider and to vote upon the following matters:

  1. To elect eight directors of the Company to serve for the ensuing year and until their successors are elected and qualified;

  2. To approve amendments to the Company's 1989 Stock Option Plan for Non-employee Directors ("Directors Stock Plan") (a) to permit the award of Shares of Company Common Stock in lieu of all or a portion of the directors' annual retainer; (b) to increase the number of authorized Shares of Company Common Stock for which options or awards may be granted and (c) to extend the term thereof;

  3. To approve the Company's 1998 Executive Management Incentive
    Compensation Plan ("1998 MIP");

  4. To approve an amendment to the Company's 1996 Stock Incentive Plan for Employees ("1996 Plan") to increase the number of authorized Shares of Company Common Stock for which options or awards may be granted; and

  5. To transact such other business as may properly come before the Annual Meeting.

  The Board of Directors unanimously recommends that stockholders vote FOR the election of the Board of Directors' nominees for election as directors of the Company. The Board of Directors has approved the amendments to the Directors Stock Plan, the 1998 MIP, and the increase in the number of Shares of Company Common Stock in the 1996 Plan, and unanimously recommends that stockholders vote FOR the adoption of each of these proposals.

  As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

           PROPOSAL 1: ELECTION OF DIRECTORS OF THE COMPANY FOR 1998

  The Board of Directors of the Company, in accordance with the provisions of the Company's Articles of Incorporation and Bylaws, has determined that the number of directors of the Company shall be eight. The directors are elected to hold office until the 1999 Annual Meeting of Stockholders and until a successor is elected and qualified.

  A proxy cannot be voted for more than eight persons. If any nominee becomes unable to serve for any reason (which is not anticipated), the Shares of Company Common Stock represented by the enclosed proxy may be voted for such substituted nominee as may be designated by the Board of Directors.

  Unless otherwise directed, the Shares of Company Common Stock represented by the enclosed proxy voting card, when signed and returned, will be voted FOR the election of the eight nominees.

  The Board of Directors unanimously recommends a vote FOR all nominees.

BIOGRAPHICAL INFORMATION

  The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, and biographical information concerning each nominee follows:

                                                                          FIRST ELECTED
NAME                    AGE POSITION                                        DIRECTOR
----                    --- --------                                      -------------
David A. Jones(1)        66 Chairman of the Board                             09/64
K. Frank Austen, M.D.    70 Director                                          01/90
Michael E. Gellert       66 Director                                          02/68
John R. Hall             65 Director                                          05/92
David A. Jones, Jr.      40 Vice Chairman of the Board                        05/93
Irwin Lerner             67 Director                                          11/93
W. Ann Reynolds, Ph.D.   60 Director                                          01/91
Gregory H. Wolf          41 Director, President & Chief Executive Officer     09/97

--------
(1) A director of a predecessor corporation since 1961.

  David A. Jones has been Chairman of the Board of the Company since its inception. On December 1, 1997, Mr. Jones retired as Chief Executive Officer of the Company, a position he held since August 1969.

  K. Frank Austen, M.D., is the Theodore B. Bayles Professor of Medicine at the Harvard Medical School in the Division of Rheumatology and Immunology at Brigham and Women's Hospital in Boston, Massachusetts. Dr. Austen is a member of the Board of Trustees of Amherst College and a member of the National Academy of Sciences.

  Michael E. Gellert is general partner of Windcrest Partners, a private investment partnership in New York, New York, having held that position since April 1967. From 1976 until his retirement in October 1989, Mr. Gellert was a director of Drexel Burnham Lambert Group and served in executive capacities for its wholly owned subsidiary, Drexel Burnham Lambert Incorporated, from 1972 until October 1989. Mr. Gellert is a member of the Putnam Trust Advisory Board to the Bank of New York.

  John R. Hall is Chairman of the Board of Directors of Arch Coal, Inc., in St. Louis, Missouri. Mr. Hall retired on October 1, 1996 as Chief Executive Officer and on January 31, 1997 as Chairman of the Board of Directors of Ashland Inc., in Ashland, Kentucky, positions he held since 1981. He is also a member of the American Petroleum Institute Executive Committee, a member of the Transylvania University Board of Trustees and President of Vanderbilt University Board of Trust.

  David A. Jones, Jr., was elected Vice Chairman of the Board in September 1996. Mr. Jones, Jr. is a managing director of Chrysalis Ventures, Inc., a venture capital firm in Louisville, Kentucky, and is the son of David A. Jones, Chairman of the Board. From October 1992 to December 1993, Mr. Jones, Jr. was an attorney with a law firm in Louisville, Kentucky.

  Irwin Lerner is the retired Chairman of the Board and of the Executive Committee of Hoffmann-La Roche Inc. From April 1, 1980 to December 30, 1992, Mr. Lerner was Hoffmann-La Roche Inc.'s President and Chief Executive Officer. He presently serves on the U.S. Advisory Board of the Zurich Insurance Company, and was Chairman of the Board of the New Jersey Governor's Council for a Drug Free Workplace. He is a Distinguished Executive-in-Residence at the Rutgers University Graduate School of Management.

  W. Ann Reynolds, Ph.D., is President of the University of Alabama at Birmingham, a position she has held since September 1997. Prior to that, she was Chancellor of the City University of New York, in New York, New York, for seven years and Chancellor of the California State University system for eight years.

  Gregory H. Wolf currently serves as President and Chief Executive Officer of the Company, having been elected on December 1, 1997. Prior to that, Mr. Wolf was President and Chief Operating Officer of the Company from September 1996 until December 1997 and served as Chief Operating Officer since July 1996. Mr. Wolf was initially elected an officer of the Company at the time of the acquisition of EMPHESYS Financial Group, Inc. in October 1995. Mr. Wolf had been President and Chief Operating Officer of EMPHESYS since November 1994.

  The following is a list of directorships in other publicly traded companies held by the nominees:

 David A. Jones         Abbott Laboratories
 K. Frank Austen, M.D.  Abbott Laboratories
 Michael E. Gellert     Devon Energy Corporation; Premier Parks Inc.; Regal
                        Cinemas; Seacor Smit, Inc.; and Member of Putnam Trust
                        Advisory Board to the Bank of New York
 John R. Hall           Arch Coal, Inc., Banc One Corporation; Canada Life
                        Assurance Company; CSX Corporation; Reynolds Metals
                        Company; and UCAR International Inc.
 David A. Jones, Jr.    Mid-America Bancorp.
 Irwin Lerner           Axys Pharmaceuticals, Inc.; Covance Inc.; Medarex Inc.;
                        and Public Service Enterprise Group and its wholly
                        owned subsidiary, Public Service Electric and Gas
                        Company
 W. Ann Reynolds, Ph.D. Abbott Laboratories; Maytag Corporation; and Owens-
                        Corning Fiberglass Corporation
 Gregory H. Wolf        National City Bank of Kentucky

  The information given in this Proxy Statement concerning the nominees is based upon statements made or confirmed to the Company by or on behalf of such nominees.

COMPENSATION OF THE BOARD OF DIRECTORS

  In 1997, Directors who were not employees of the Company were paid an annual retainer fee of $38,000 for serving on the Board of Directors plus an attendance fee of $2,000 per regular and special meeting. Each non-employee member of the Executive Committee received an additional $5,000 annually. Each committee chairperson was paid an annual amount of $3,000. Committee members received no additional compensation for their service on committees or for attending committee meetings.

  In 1997, in connection with his position as Vice Chairman of the Board, David A. Jones, Jr. also received an annual fee of $100,000 and $30,000 as reimbursement for office expenses. Mr. Jones, Jr. also was granted options for 40,000 Shares of Company Common Stock which are included in the totals below.

  The Company matches, on an annual basis, up to $20,000 in charitable contributions made by each Non-employee Director.

  The Company provides each Non-employee Director with group life and accidental death insurance in the amount of $100,000, business travel accident insurance in the amount of $250,000 and pays certain local taxes on their behalf.

  The Company also maintains the 1989 Stock Option Plan for Non-employee Directors (the "Directors Stock Plan") pursuant to which options to purchase 15,000 Shares of the Common Stock are granted at 100% of the fair market value to each Non-employee Director upon his or her initial election to the Board of Directors. In addition, options to purchase 5,000 Shares of the Common Stock are granted on the first business day of each January at 100% of the fair market value to each Non-employee Director who has been a director continuously for at least the full calendar year prior thereto.

  In 1997, total awards under the Company stock option plans were as follows:

      K. Frank Austen, M.D...............................................  5,000
      Michael E. Gellert.................................................  5,000
      John R. Hall.......................................................  5,000
      David A. Jones, Jr................................................. 45,000
      Irwin Lerner.......................................................  5,000
      W. Ann Reynolds, Ph.D..............................................  5,000

  Effective January 1, 1998, no new director will receive any retirement benefits. The current directors, listed herein, will be grandfathered under the Company's Retirement Policy (the "Policy"). The Policy provides that a director who is not an employee must retire at the annual meeting following his or her seventy-third birthday. The retiring director is entitled to elect to receive either (i) an annual retirement benefit for the life of the director in the amount of $38,000, the annual retainer fee in effect for 1997; or (ii) in lieu thereof, an actuarially equivalent joint and survivor annuity payment. In addition, each retiring director also receives an annual matching charitable contribution benefit of 50% of the annual retirement benefit. Benefits are prorated for any retiring director who has not served at least ten years on the Board of Directors. Currently, the Company is paying benefits under the Policy to two former directors and has a separate letter agreement with one other former director that was executed prior to the adoption of the Policy. The benefits under the letter agreement are comparable to those under the Policy.

  Also, effective January 1, 1998, the directors' compensation structure was changed. The Chairman of the Board will receive a $200,000 annual cash retainer and will not receive attendance fees. In 1998, the Vice Chairman will receive $30,000 as reimbursement for office expenses, and, in addition to the annual director stock option award, has been granted an option to purchase 40,000 Shares of Company Common Stock. All other members, including the Vice Chairman, will receive, as a portion of the annual retainer, 1,000 Shares of Company Common Stock on the first business day of each January, a cash payment equal to 30% of the fair market value of the 1,000 Shares of Company Common Stock issued, plus a $10,000 annual cash retainer. See "Proposal 2: Approval of the Amendments to the Company's 1989 Stock Option Plan for Non-employee Directors" below.

  All other components (i.e., meeting fees, committee fees, stock options, matching charitable contributions and insurance) were unchanged and are described above.

PROPOSAL 2: APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1989 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

  Effective January 1998, the Board of Directors amended the Directors' compensation to include an equity portion in order to more closely align the directors' and stockholders' interests. New York Stock Exchange Regulations require stockholder approval of issuance of Company Common Stock to directors, unless treasury shares are used. In January 1998, each Non-employee Director (except the Chairman) received a 1,000 share award from the Company's treasury shares.

  The Board of Directors believes that in order to attract and retain the services of experienced and knowledgeable Non-employee Directors and to encourage them to devote their utmost effort and skill to the advancement and betterment of the Company, Non-employee Directors should participate in the ownership of the Company.

  If approved by stockholders, it is intended that each Non-employee Director (except the Chairman) would receive 1,000 Shares of Company Common Stock (or such other number as approved by the Board of Directors) on the first business day of each January thereafter. The Shares of Company Common Stock could come from treasury shares or, after stockholder approval, those Shares of Company Common Stock set aside for the Directors Stock Plan.

  In 1989 the Board of Directors approved and in 1990 the stockholders adopted the Directors Stock Plan. The Directors Stock Plan was amended in 1993 and 1994 with stockholder approval. In 1996, when the stockholders approved the adoption of the Company's 1996 Plan, the number of Shares of Company Common

Stock remaining for future grant under the Directors Stock Plan was set at 150,000. At March 1, 1998, 85,000 Shares of Company Common Stock remained under the Directors Stock Plan and the Company had 8,899 treasury shares remaining. The Board of Directors recommends the approval of 80,000 additional Shares of Company Common Stock under the Directors Stock Plan.

  The following summary of the material terms of the Directors Stock Plan does not purport to be complete and is qualified in its entirety by the terms of the Directors Stock Plan, a copy of which is attached hereto as Exhibit A. Terms not defined herein shall have the same meaning as in the Plan.

ELIGIBILITY

  Directors of the Company who are not employees of the Company are eligible to participate in the Directors Stock Plan.

OPTIONS/AWARDS

  The Directors Stock Plan provides that each Non-employee Director is granted an option to purchase 15,000 Shares of Company Common Stock on the date the Non-employee Director is initially elected or appointed to the Board of Directors. In addition to the initial grant, each Non-employee Director who has served as such for one full year prior thereto is granted an option to purchase 5,000 Shares of Company Common Stock on the first business day of each January. The per share exercise price of each such option is 100% of the Fair Market Value as of the grant date. The options vest in full one year from date of grant. The options granted under the Directors Stock Plan are not intended to be incentive stock options.

  Upon approval of the stockholders, Non-employee Directors may be permitted or required, subject to the policies and procedures established by the Organization & Compensation Committee of the Board of Directors, as approved by the full Board of Directors, to receive Shares of Company Common Stock at Fair Market Value in lieu of cash payment of all or a portion of their fees for serving as a director and attending Board of Director and committee meetings.

NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK

  Subject to the approval of stockholders, the maximum number of Shares of Common Stock for which stock options may be granted or which may be awarded in lieu of all or a portion of the annual retainer under the Directors Stock Plan will be increased by 80,000 bringing the total number available for future awards to 165,000. The Shares of Common Stock to be delivered under the Directors Stock Plan will be made available from the authorized but unissued Shares of Common Stock or from treasury shares. The number and class of shares available under the Directors Stock Plan and/or subject to outstanding options may be adjusted by the Board of Directors to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

ADMINISTRATION

  The Directors Stock Plan will be administered by the Organization & Compensation Committee of the Board of Directors. Subject to the provisions of the Directors Stock Plan, the Committee shall be authorized to interpret the Directors Stock Plan, to establish, amend, and rescind any rules and regulations relating thereto and to make all other determinations necessary or advisable for its administration. The determinations of the Committee in the administration of the Directors Stock Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Directors Stock Plan, in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Directors Stock Plan and any rules and regulations relating thereto shall be determined in accordance with the laws of the State of Delaware.

TRANSFERABILITY

  Shares of Company Common Stock issued under the Directors Stock Plan in respect of the annual retainer may be assigned or transferred, while options granted under the Directors Stock Plan are not transferable.

TERM OF THE PLAN

  The Directors Stock Plan currently would expire in May 1999 and stockholders are being requested to extend the term. Upon approval by stockholders, no option may be granted or Shares of Company Common Stock awarded under the Directors Stock Plan after the tenth anniversary of the approval by Company's stockholders at the Annual Meeting held on May 14, 1998.

AMENDMENTS

  The Directors Stock Plan may be amended by the Company's Board of Directors, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto.

FEDERAL INCOME TAX CONSEQUENCES

  Directors who receive Shares of Company Common Stock as payment of all or a portion of the annual retainer, will recognize ordinary income at that time equal to the Fair Market Value of such Shares of Company Common Stock received (less the price paid for the Shares of Company Common Stock). The Company will be entitled to a deduction for federal income tax purposes of an equal amount at that time.

  Any long- or short-term gain or loss realized by a Director on disposition of the Shares of Company Common Stock acquired under the Directors Stock Plan will be taxed to such Director, and will not result in any additional tax consequences to the Company. The Director's basis in the Shares of Company Common Stock for determining gain or loss on the disposition will generally be the Fair Market Value of such Shares of Company Common Stock at the time of the award.

BENEFITS UNDER THE PLAN AS AMENDED

  The following table sets forth amounts awarded to the Non-employee Director group under the Directors Stock Plan in fiscal 1998. See "Compensation of the Board of Directors."

                                                             STOCK AWARD
                                                             PORTION OF   STOCK
                                                              RETAINER   OPTIONS
                                                             ----------- -------
     David A. Jones.........................................      --      5,000
     K. Frank Austen, M.D...................................    1,000     5,000
     Michael E. Gellert.....................................    1,000     5,000
     John R. Hall...........................................    1,000     5,000
     David A. Jones, Jr.....................................    1,000     5,000
     Irwin Lerner...........................................    1,000     5,000
     W. Ann Reynolds, Ph.D..................................    1,000     5,000
                                                                -----    ------
                                                                6,000    35,000
                                                                =====    ======

  No executive officer, including the Named Executive Officers, (except for Mr. Jones, who is no longer an employee), or other employee will participate in the Directors Stock Plan.

VOTE REQUIRED

  Approval of the amendments to the Directors Stock Plan requires the affirmative vote of the holders of a majority of the Shares of Company Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE DIRECTORS STOCK PLAN, INCLUDING THE ADDITION OF 80,000 SHARES OF COMPANY COMMON STOCK.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors held six meetings in 1997.

  The chart below sets forth the composition and responsibilities of the Board of Directors' Committees, as well as the number of meetings each Committee held in 1997.

                                         MEETINGS
COMMITTEE                MEMBER          IN 1997                  FUNCTIONS
---------       ------------------------ --------                 ---------
Audit           Michael E. Gellert,          7    Recommends the appointment of the
                Chairman                          Company's independent accountants
                K. Frank Austen, M.D.
                John R. Hall
                Irwin Lerner
                                                  Reviews the scope and results of the audit
                                                  plans of the independent accountants and
                                                  the internal auditors

                                                  Oversees the scope and adequacy of the
                                                  Company's internal accounting control, and
                                                  compliance systems

                                                  Reviews the objectivity, effectiveness and
                                                  resources of the internal audit function
                                                  which reports directly to the Audit
                                                  Committee

                                                  Confers independently with the internal
                                                  auditors and the independent accountants

                                                  Determines the appropriateness of fees for
                                                  audit and non-audit services performed by
                                                  the independent accountants
Organization &  K. Frank Austen, M.D.,       6    Develops and administers the compensation
Compensation    Chairman                          policies and equity compensation plans of
                Michael E. Gellert                the Company
                Irwin Lerner
                W. Ann Reynolds, Ph.D.
                                                  Reviews and approves the salary and
                                                  incentive compensation, including bonus,
                                                  stock options and restricted stock for the
                                                  Chief Executive Officer and other senior
                                                  executives

                                                  Establishes the annual performance goals
                                                  under the Company's incentive plans

                                                  Submits annually its report on executive
                                                  compensation which is included in this
                                                  Proxy Statement

Executive       David A. Jones, Chairman     6    Exercises all the powers of the Board of
                Michael E. Gellert                Directors except as otherwise provided by
                David A. Jones, Jr.               Delaware law and the Company's Bylaws
                Gregory H. Wolf

                                         MEETINGS
COMMITTEE                MEMBER          IN 1997                  FUNCTIONS
---------        ----------------------- --------                 ---------
Investment       W. Ann Reynolds, Ph.D.,     2    Establishes objectives and policies for
                 Chairwoman                       the various investment portfolios of the
                 Michael E. Gellert               Company and related employee benefit plans
                 John R. Hall
                 David A. Jones, Jr.
                                                  Analyzes and ratifies the investment
                                                  performance decisions

Medical Affairs  K. Frank Austen, M.D.,      1    Identifies customers' needs in the
                 Chairman                         delivery of health services and oversees
                 David A. Jones, Jr.              their implementation
                 Irwin Lerner
                                                  Reviews the effectiveness of the functions
                                                  which form managed care partnerships with
                                                  physicians and which develop medical
                                                  management processes which improve the
                                                  quality of care delivered to the Company's
                                                  members

                                                  Reviews processes which allow the Company
                                                  to maintain accreditation and meet quality
                                                  based regulatory requirements

Nominating       John R. Hall,               0    Establishes general criteria regarding the
                 Chairman                         qualifications of nominees
                 K. Frank Austen, M.D.
                 David A. Jones, Jr.
                 W. Ann Reynolds, Ph.D.
                                                  Recommends to the full Board of Directors
                                                  such nominees for election as directors

                                                  Considers nominations from stockholders as
                                                  outlined in the Company's Bylaws


DIRECTOR ATTENDANCE

  During 1997, all directors attended at least 75% of the scheduled Board of Directors' meetings and meetings held by Committees of which they were members.

CORPORATE GOVERNANCE

  The Board of Directors continues to review its corporate governance standards. The process includes, among other things:

  .A written self evaluation.

  .Only outside directors serve on the Company's Audit and Organization & Compensation Committees.

  . The Board of Directors meets on a bi-monthly basis. Special sessions are scheduled as required. The agenda is set by the Chairman and the President, and directors may suggest items for inclusion. Information is made available to the Board of Directors a reasonable period of time before each meeting.

  .Outside directors meet in executive session as required.

  .All directors stand for election every year.

  .Every year the Board of Directors reviews and approves a one-year operating plan for the Company.

ORGANIZATION & COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  All members of the Organization & Compensation Committee are Non-employee Directors and no member has any direct or indirect material interest in, or a relationship with, the Company, other than stock holdings as discussed herein and as related to his or her position as director. During 1997, no member of the Organization & Compensation Committee had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all such forms they file.

  During the year ended December 31, 1997, based upon the Company's knowledge of stock transfers, review of copies of such reports and written representations by such persons furnished to the Company, all executive officers, directors and greater than ten percent beneficial owners of the Company's Common Stock complied with Section 16(a) filing requirements applicable to the Company except for the following.

  Kenneth J. Fasola, Vice President, purchased 2,500 Shares of Company Common Stock on April 10, 1997, which were reported on a Form 4 filed January 9, 1998.

  David R. Nelson, Vice President, purchased 2,150 Shares of Company Common Stock on January 16, 1997 which were reported on a Form 5 filed March 6, 1998.

  Tod J. Zacharias, Vice President, purchased 1,000 Shares of Company Common Stock on each of August 14, 1997, September 26, 1997, and October 31, 1997 which were reported on a Form 4 filed December 8, 1997.

  The Company has a program to oversee the compliance of its officers and directors in their reporting obligations and these oversights were discovered during the Company's annual reconciliation.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS OF COMPANY COMMON STOCK

PRINCIPAL STOCKHOLDERS OF THE COMPANY

  As of the Annual Meeting Record Date, the Company knew no person who may be deemed to own beneficially more than 5 percent of the outstanding Common Stock except for:

      J.P. Morgan & Co., Incorporated
       60 Wall Street
       New York, NY 10260......................... 14,383,562 shares 8.7%(1)(2)
      FMR Corp.
       82 Devonshire Street
       Boston, MA 02109........................... 13,281,646 shares 8.0%(1)(3)
      Ark Asset Management Co., Inc.
       One New York Plaza, 29th Floor
       New York, NY 10004-1902.................... 10,576,250 shares 6.4%(1)(4)
      David A. Jones
       Chairman of the Board......................  9,213,859 shares 5.6%(1)

--------
(1) The percentage is based on shares outstanding on the Annual Meeting Record Date.
(2) Based upon a Form 13G/A filed with the Commission for the year ended December 31, 1997, J.P. Morgan & Co., Incorporated has sole power to vote 9,188,332 shares; has shared power to vote 115,800 shares; has sole power to dispose of 14,029,287 shares; and has shared power to dispose of 353,375 shares.
(3) Based upon a Form 13G/A filed with the Commission for the year ended December 31, 1997, FMR Corp. has sole power to vote or to direct the vote of 127,846 shares; and has sole power to dispose or to direct the disposition of 13,281,646 shares.
(4) Based upon a Form 13G/A filed with the Commission for the year ended December 31, 1997, Ark Asset Management has sole power to vote 8,325,750 shares; and has sole power to dispose of 10,576,250 shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth, as of March 1, 1998, certain information with respect to the beneficial ownership of Common Stock by each director of the Company, by each Named Executive Officer (see "Executive Compensation of the Company") and by the Company's directors and executive officers as a group.

                                                       COMPANY
                                                     COMMON STOCK
                                                     BENEFICIALLY
                                                     OWNED AS OF      PERCENT
                                                   MARCH 1, 1998(1) OF CLASS(2)
                                                   ---------------- -----------
David A. Jones(3).................................     9,213,859        5.6
K. Frank Austen, M.D.(4)..........................        35,300
Michael E. Gellert(5).............................       140,700
John R. Hall(6)...................................        45,588
David A. Jones, Jr.(7)............................       249,206
Irwin Lerner(8)...................................        32,000
W. Ann Reynolds, Ph.D.(9).........................        38,000
Gregory H. Wolf(10)...............................       450,000
Karen A. Coughlin (11)............................       406,502
Michael B. McCallister (12).......................       263,287
Jerry D. Reeves, M.D. (13)........................        39,334
Kenneth J. Fasola (14)............................        83,745
All directors and executive officers as a group
 (21 in number,
 including those named above)(15).................    11,969,509        7.2

--------
 (1) Beneficial ownership of Shares of Company Common Stock, for purposes of this Proxy Statement, as determined in accordance with applicable Commission rules, includes Shares of Company Common Stock as to which a person has or shares voting and/or investment power. These footnotes describe whenever an individual shares voting and/or investment power over the Shares of Company Common Stock beneficially owned by them.

   As described in the footnotes, the number of Shares of Company Common Stock listed does not include:

   (i) the interest of certain persons in Shares of Company Common Stock held by family members in their own right; and

   (ii) certain Shares of Company Common Stock held for the benefit of such individuals by the Humana Retirement and Savings Plan (the "HRSP") on February 1, 1998, (the latest date for which such information is available), over which the employee participant generally has no voting or investment power.

   The number of Shares of Company Common Stock listed, however, does include:

   (i) certain Shares of Company Common Stock held for the benefit of such individuals in the HRSP as of February 1, 1998, over which the employee participant has no voting power but does have investment power. In certain circumstances such as a merger or reorganization, voting rights on all Shares of Company Common Stock pass to the individual HRSP participant in which case all HRSP Shares of Company Common Stock could be deemed to be beneficially owned; and

   (ii) Shares of Company Common Stock which may be acquired by such individuals through the exercise of options, which are exercisable currently or within 60 days after March 1, 1998 (the "Currently Exercisable Options"), under the Company's 1981 Non-Qualified Stock Option Plan, the 1989 Stock Option Plan for Employees, the Directors Stock Plan and the 1996 Stock Incentive Plan for Employees (the "1996 Plan"), (collectively the "Stock Option Plans").

 (2) Unless indicated, less than 1% of such class.

 (3) Includes 470,000 Shares of Company Common Stock that may be acquired by Mr. Jones through the exercise of Currently Exercisable Options. Excludes 845,047 Shares of Company Common Stock held by

    Mr. Jones' wife over which Mr. Jones has no voting or investment power. Also excludes Shares of Company Common Stock owned by children of Mr. Jones who are past the age of majority over which Mr. Jones has no voting or investment power.

 (4) Includes 32,800 Shares of Company Common Stock that may be acquired by Dr. Austen through the exercise of Currently Exercisable Options.

 (5) Includes 20,000 Shares of Company Common Stock that may be acquired by Mr. Gellert through the exercise of Currently Exercisable Options.

 (6) Includes 35,000 Shares of Company Common Stock that may be acquired by Mr. Hall through the exercise of Currently Exercisable Options.

 (7) Includes 71,668 Shares of Company Common Stock that may be acquired by Mr. Jones, Jr. through the exercise of Currently Exercisable Options.

 (8) Includes 30,000 Shares of Company Common Stock that may be acquired by Mr. Lerner through the exercise of Currently Exercisable Options. Excludes 1,000 Shares of Company Common Stock held by Mr. Lerner's wife over which he has no voting or investment power.

 (9) Includes 35,000 Shares of Company Common Stock that may be acquired by Dr. Reynolds through the exercise of Currently Exercisable Options. Excludes 87 Shares of Company Common Stock held by Dr. Reynolds' husband over which she has no voting or investment power.

(10) Includes 175,000 Shares of Company Common Stock that may be acquired by Mr. Wolf through the exercise of Currently Exercisable Options. Also includes 200,000 shares of restricted stock which vests from between one to three years beginning in 1998. Excludes 554 Shares of Company Common Stock held for Mr. Wolf's benefit by the HRSP on February 1, 1998, over which he has no voting or investment power.

(11) Includes 381,167 Shares of Company Common Stock that may be acquired by Ms. Coughlin through the exercise of Currently Exercisable Options. Also includes 19,515 Shares of Company Common Stock held for the benefit of Ms. Coughlin by the HRSP on February 1, 1998, over which Ms. Coughlin has no voting power but does have investment power, but excludes 2,732 Shares of Company Common Stock held for her benefit by the HRSP on February 1, 1998, over which she has no voting or investment power.

(12) Includes 234,166 Shares of Company Common Stock that may be acquired by Mr. McCallister through the exercise of Currently Exercisable Options. Also includes 29,121 Shares of Company Common Stock held for the benefit of Mr. McCallister by the HRSP on February 1, 1998, over which Mr. McCallister has no voting power but does have investment power, but excludes 9,256 Shares of Company Common Stock held for his benefit by the HRSP on February 1, 1998, over which he has no voting or investment power.

(13) Includes 33,334 Shares of Company Common Stock that may be acquired by Dr. Reeves through the exercise of Currently Exercisable Options.

(14) Includes 64,167 Shares of Company Common Stock that may be acquired by Mr. Fasola through the exercise of Currently Exercisable Options. Also includes 17,048 Shares of Company Common Stock held for the benefit of Mr. Fasola by the HRSP on February 1, 1998, over which Mr. Fasola has no voting power but does have investment power, but excludes 476 Shares of Company Common Stock held for his benefit by the HRSP on February 1, 1998, over which he has no voting or investment power.

(15) Includes 2,425,056 Shares of Company Common Stock that may be acquired by all executive officers and directors as a group upon the exercise of Currently Exercisable Options. Also includes 138,103 Shares of Company Common Stock held for the benefit of all executive officers as a group by the HRSP on February 1, 1998, over which the executive officers individually have no voting power but do have investment power, but excludes 20,626 Shares of Company Common Stock held for their benefit by the HRSP on February 1, 1998, over which they have no voting or investment power.

                     EXECUTIVE COMPENSATION OF THE COMPANY

  The following Summary Compensation Table sets forth the compensation earned for the time period served as an executive officer during the past three years by (i) the Chairman of the Board who resigned as Chief Executive Officer of the Company on December 1, 1997, (ii) the President and Chief Executive Officer, who assumed the Chief Executive Officer title effective December 1, 1997, and (iii) each of the four other highest compensated executive officers of the Company serving at December 31, 1997, (collectively the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                  ---------------------
                                   ANNUAL COMPENSATION                       NUMBER OF
                         ---------------------------------------  RESTRICTED SECURITIES
       NAME AND                                     OTHER ANNUAL    STOCK    UNDERLYING    ALL OTHER
  PRINCIPAL POSITION     YEAR   SALARY    BONUS(1)  COMPENSATION  AWARDS(2)   OPTIONS   COMPENSATION(3)
  ------------------     ---- ---------- ---------- ------------  ---------- ---------- ---------------
David A. Jones.........  1997 $1,012,440 $2,500,000   $ 85,460(4)      --     170,000      $ 897,898
 Chairman of the Board   1996    973,500        --     148,026(4)      --     300,000        120,325
  (Former Chief          1995    936,000    476,547    124,463(4)      --         --         699,090
  Executive Officer

 thru 12/01/97)
Gregory H. Wolf........  1997    571,233    200,000     35,771(5)  100,000    384,000        114,095
 President and Chief     1996    368,913    417,418    108,116(5)  100,000    350,000         68,106
 Executive Officer       1995     43,269        --       9,821(5)      --     150,000            --

Karen A. Coughlin......  1997    317,625    100,000     61,229(6)      --      20,000         59,889
 Sr. Vice President      1996    317,625     26,246     11,842(6)      --         --          28,944
                         1995    297,000    172,260     12,255(6)      --      90,000         84,325

Michael B. McCallister.  1997    280,384    100,000    151,665(7)      --      60,000         47,845
 Sr. Vice President--    1996    228,931     38,700     81,975(7)      --     135,000         33,509
 Health System
  Management

Jerry D. Reeves, M.D. .  1997    265,627    180,000     95,298(8)    6,000    100,000            --
 Sr. Vice President and
  Chief Medical Officer

Kenneth J. Fasola......  1997    260,000    145,000     13,769(9)      --      80,000         52,496
 Vice President--        1996    256,375    137,955     86,534(9)      --      90,000         32,299
  Sales and Marketing

--------
(1) The award of $2,500,000 for Mr. Jones is in connection with his leadership in guiding the Company through a period of strategic and management change, the appointment of his successor, and his retirement as Chief Executive Officer, as described in the Organization & Compensation Committee Report. The amounts for Messrs. Wolf and Fasola include retention bonuses in connection with the merger of EMPHESYS Financial Group, Inc. ("EFG") in the amounts of $200,000 for Mr. Wolf for each of 1997 and 1996, and $75,000 and $100,000 for Mr. Fasola for 1997 and 1996,
    respectively. Dr. Reeves' award reflects a bonus of $100,000 received when he joined the Company in January 1997.

(2) Mr. Wolf was awarded 100,000 shares of restricted stock both at the time of his promotion to Chief Executive Officer in 1997 and at his election as President in 1996. The 1997 Shares of Company Common Stock vest ratably over three years from date of grant and the 1996 award vests 100% at the end of three years from the date of grant. Dr. Reeves was awarded 6,000 shares of restricted stock upon his date of hire which vested one year from date of grant. Based on the average price of the Company common stock at December 31, 1997 of $20.50, each of Mr. Wolf's 1997 and 1996 award is valued at $2,033,330 and Dr. Reeves' award is valued at $122,000. The Company does not pay dividends, but the holder of restricted stock is entitled to dividends if paid.

(3) All other compensation represents amounts contributed or accrued to the HRSP, contributions and earnings related to the Supplemental Executive Retirement Plan and Thrift Excess Plan ("Long Term Benefit Plans"), as follows:

                              JONES     WOLF   COUGHLIN  MCCALLISTER REEVES FASOLA
                             -------- -------- --------  ----------- ------ -------
   1997
   Long Term Benefit Plans:
    Contributions..........  $387,113 $106,706 $ 36,365    $33,511    --    $45,229
    Earnings/(Losses)......   510,785    7,389   23,524     14,334    --      7,267
                             -------- -------- --------    -------          -------
    TOTAL 1997.............  $897,898 $114,095 $ 59,889    $47,845          $52,496
                             ======== ======== ========    =======          =======
   1996
   Long Term Benefit Plans:
    Contributions..........  $105,897 $ 61,023 $ 52,535    $31,289    --    $29,769
    Earnings/(Losses)......    14,428    7,083  (23,591)     2,220            2,530
                             -------- -------- --------    -------          -------
    TOTAL 1996.............  $120,325 $ 68,106 $ 28,944    $33,509          $32,299
                             ======== ======== ========    =======          =======
   1995
   Long Term Benefit Plan:
    Contributions..........  $154,252      --  $ 61,627        --     --        --
    Earnings/(Losses)......   544,838      --    22,698        --     --        --
                             --------          --------
    TOTAL 1995.............  $699,090          $ 84,325
                             ========          ========

(4) Other annual compensation for Mr. Jones includes Company provided transportation of $81,682, $97,769 and $60,458 for 1997, 1996, and 1995,
    respectively. Mr. Jones also received Company provided executive insurance of $3,778, $50,257 and $61,590 in 1997, 1996, and 1995, respectively.

(5) Other annual compensation for Mr. Wolf includes Company provided transportation of $33,665, $19,938 and $6,165 for 1997, 1996 and 1995,
    respectively, executive insurance of $2,106 for 1997 and relocation of $66,250 for 1996.

(6) Other annual compensation for Ms. Coughlin includes Company provided transportation of $10,500, $10,853 and $11,217 for 1997, 1996 and 1995,
    respectively, relocation of $49,539 for 1997 and executive insurance of $1,190 and $989 for 1997 and 1996, respectively.

(7) Other annual compensation for Mr. McCallister includes Company provided transportation of $16,226 and $9,020 for 1997 and 1996, respectively, relocation of $134,407 and $72,294 for 1997 and 1996, respectively, and executive insurance of $1,032 and $661 for 1997 and 1996, respectively.

(8) Other annual compensation for Dr. Reeves includes Company provided transportation of $9,490, relocation of $84,826 and executive insurance of $982 for 1997.

(9) Other annual compensation for Mr. Fasola includes Company provided transportation of $13,301 and $7,798 for 1997 and 1996, respectively, relocation of $69,242 for 1996 and executive insurance of $468 in 1997.

1997 STOCK OPTION GRANTS

  The following table provides information on stock options granted to the Named Executive Officers during the year ended December 31, 1997.

                                                                    POTENTIAL REALIZABLE
                                                                      VALUE AT ASSUMED
                         NUMBER OF  % OF TOTAL                         ANNUAL RATES OF
                         SECURITIES  OPTIONS   EXERCISE                  STOCK PRICE
                         UNDERLYING  GRANTED    PRICE                 APPRECIATION FOR
                          OPTIONS       TO       PER                   OPTION TERM (3)
                          GRANTED   EMPLOYEES   SHARE   EXPIRATION -----------------------
                            (1)      IN 1997     (2)       DATE        5%          10%
                         ---------- ---------- -------- ---------- ----------- -----------
David A. Jones..........  170,000      6.2%    $18.8125  01/09/07  $ 2,011,284 $ 5,096,988

Gregory H. Wolf.........  150,000      5.5%     18.8125  01/09/07    1,774,662   4,497,342
                          234,000      8.5%     22.6563  12/01/07    3,334,112   8,449,314
                          -------     -----                        ----------- -----------
                          384,000     14.0%         --        --     5,108,774  12,946,656
                          =======     =====                        =========== ===========
Karen A. Coughlin.......   20,000       .7%     18.8125  01/09/07      236,622     599,646

Michael B. McCallister..   20,000       .7%     18.8125  01/09/07      236,622     599,646
                           40,000      1.5%     23.4375  07/10/07      589,588   1,494,133
                          -------     -----                        ----------- -----------
                           60,000      2.2%         --        --       826,210   2,093,779
                          =======     =====                        =========== ===========
Jerry D. Reeves, M.D....  100,000      3.6%     18.3125  01/27/07    1,151,663   2,918,541

Kenneth J. Fasola.......   80,000      2.9%     18.8125  01/09/07      946,486   2,398,582

--------
(1) All options granted are non-qualified except for 13,239 incentive stock options granted to Mr. Wolf. These options have vesting periods ranging from one year to three years following the date of grant, and expire ten years after the date of grant. The options become exercisable in equal installments. The exercise price per share was equal to the fair market value of the Common Stock on the date of grant. In the event of a Change in Control of the Company, all outstanding stock options become fully vested and immediately exercisable in their entirety. In addition, during the 60-day period following the Change in Control, any stock option (or portion thereof) may generally be surrendered for cancellation for a payment of the difference between the market and option price as more fully described in the 1996 Plan.

(2) The exercise price may be paid in cash or, at the discretion of the Organization & Compensation Committee, in Shares of Company Common Stock valued at fair market value on the date immediately preceding the date of exercise, or any combination thereof.

(3) The dollar amounts in this table represent the potential realizable value of the stock options granted, assuming that the market price of the Shares of Company Common Stock appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. Therefore, these amounts are not the actual value of the options granted and are not intended to forecast possible future appreciation, if any, of Company Common Stock prices. No assurances can be given that the stock price will appreciate at these rates or experience any appreciation at all.

1997 OPTION EXERCISES AND YEAR-END VALUES

  The following table provides information as to the value of stock options exercised during the year ended December 31, 1997 and the year-end values of unexercised options for the Named Executive Officers.

                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED    "IN-THE-MONEY" OPTIONS
                                                     OPTIONS AT YEAR END         AT YEAR END(1)
                                                  ------------------------- -------------------------
                         SHARES ACQUIRED  VALUE
                           ON EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                         --------------- -------- ----------- ------------- ----------- -------------
David A. Jones..........        --           --     300,000      170,000    $  356,250    $286,875
Gregory H. Wolf.........        --           --     125,000      759,000       114,844     597,656
Karen A. Coughlin.......      2,250      $45,623    282,000      112,500     3,054,468     904,844
Michael B. McCallister..        --           --     182,083      195,416     1,700,548     908,047
Jerry D. Reeves, M.D....        --           --           0      100,000             0     218,750
Kenneth J. Fasola.......        --           --      37,500      162,500        39,375     213,750

--------
(1) The Value of Unexercised "In-the-Money" options is based on the difference between the December 31, 1997 (the last trading day of 1997) average trading price of the Company's Common Stock of $20.50 as reported on the New York Stock Exchange Composite Tape, and the exercise price of the options. If the December 31, 1997 average trading price of $20.50 is less than the per share exercise price, no amounts are shown.

OFFICER'S TARGET RETIREMENT PLAN

  The Company also has in effect the Officers' Target Retirement Plan ("OTRP"), which is a non-qualified, unfunded plan providing supplemental retirement benefits to each Company officer, including the Named Executive Officers, and other designated key employees.

  The following table illustrates the estimated maximum annual benefit which would be payable at age 65 to a participant, at various average compensation levels for specified years of credited service, under the OTRP:

 ESTIMATED OTRP MAXIMUM ANNUAL BENEFIT AT AGE 65 FOR YEARS OF CREDITED SERVICE
                                  SHOWN(1)(2)

 AVERAGE RATE                                   20                        30
OF COMPENSATION    10 YEARS     15 YEARS      YEARS       25 YEARS       YEARS
---------------    --------     --------     --------     --------     ---------
$  100,000         $ 16,700     $ 25,050     $ 33,400     $ 41,750     $  50,000
   200,000           33,400       50,100       66,800       83,500       100,000
   300,000           50,100       75,150      100,200      125,250       150,000
   400,000           66,800      100,200      133,600      167,000       200,000
   500,000           83,500      125,250      167,000      208,750       250,000
   600,000          100,200      150,300      200,400      250,500       300,000
   700,000          116,900      175,350      233,800      292,250       350,000
 1,000,000          167,000      250,500      334,000      417,500       500,000
 1,500,000          250,500      375,750      501,000      626,250       750,000
 2,000,000          334,000      501,000      668,000      835,000     1,000,000

--------
(1) These estimates are based on the assumption that (a) the OTRP will be continued under its present terms; (b) the participant will continue with the Company until, and retire at, age 65; and (c) the participant elected to receive an annual distribution instead of a lump sum payment.

(2) The amounts shown are the total targeted retirement benefit and are reduced with respect to benefits received under the Retirement Account in the HRSP, the Supplemental Executive Retirement Plan and Social Security benefits.

  Under the OTRP, the benefits will be based on salary and incentive compensation. The maximum years of service credited under the OTRP, unless otherwise changed by the Board of Directors, is 30 years. Mr. Jones was given credit for his actual years of service. For 36 years of service, upon his retirement on December 1, 1997, Mr. Jones received a benefit as described below under "Certain Agreements." The years of service for each of the other Named Executive Officers are as follows: Gregory H. Wolf--9; Karen A. Coughlin--18; Michael B. McCallister--24; Jerry D. Reeves, M.D.--1; and Kenneth J. Fasola--8; Messrs. Wolf and Fasola were credited for their years of service with EFG.

CERTAIN AGREEMENTS

  On December 1, 1997, Mr. Jones retired as Chief Executive Officer of the Company. At that time, Mr. Jones relinquished his employment agreement with the Company. In consideration of Mr. Jones' continued commitment to the Company in completing the transition of management, in leading the Company through a period of strategic change, and in recognition of his long and distinguished career as a co-founder of the Company, the Organization & Compensation Committee, with the consent of the other disinterested Directors, awarded him a one-time cash payment of $2,500,000, which amount is included in the Summary Compensation Table.

  Upon his retirement, Mr. Jones received distributions of certain vested benefits accumulated during the course of his years of service with the Company. In that regard he received a benefit from the OTRP in the form of an annuity payment for his lifetime and the lifetime of his spouse, should he predecease her. The OTRP provides Mr. Jones a monthly benefit of $60,006. Mr. Jones received $535,078 from the Company's Thrift Excess Plan and $3,240,246 from the Company's Supplemental Executive Retirement Plan. He also received a distribution from the Humana Retirement and Savings Plan of 270,604 Shares of Company Common Stock, reflecting the accumulation of his own contributions and the Company's match over his years of service.

  As the Company's Chairman of the Board of Directors, Mr. Jones will receive an annual retainer of $200,000. The retainer will also replace any attendance fees he would otherwise be paid. In addition to Board of Directors' responsibilities, Mr. Jones' compensation reflects his continuing consultation on major initiatives of the Company and on corporate strategy and policy, and his external activities, including preserving and enhancing the image of the Company within the health care industry. He will be eligible for other fees and benefits that are provided to outside members of the Board of Directors as described in this Proxy Statement under "Compensation of the Board of Directors."

  Mr. Jones will also be provided office space, with an annual value of approximately $43,500 and administrative and secretarial support with an annual value of approximately $150,000.

  The Company will continue to provide the benefits and arrangements described above to Mr. Jones for at least as long as he serves as Chairman of the Board.

  In December 1997, the Company entered into an agreement with Mr. Wolf pursuant to which he i) serves as President and Chief Executive Officer of the Company at an annual base salary not less than his base salary at the effective date of the agreement, ii) participates in an incentive plan providing for a target incentive compensation amount of not less than 100% of his base salary and iii) shall be eligible for participation in all benefit plans and programs made available by the Company for its executive employees. In the event of termination of employment without Good Cause (as defined in the agreement), pursuant to disability or death, the Company will pay to him or his estate an amount equal to his base salary plus bonus calculated at 100% of his base salary. He is also entitled to continued coverage for a 12-month period under the Company's life, health and disability plans upon the same terms and costs for other employees of the Company. Additionally, all restricted shares shall become vested and all stock options shall become fully vested and shall be exercisable for a two-year period following his termination.

  In the event of termination of employment with Good Cause, other than for performance reasons, Mr. Wolf would receive an amount equal to his then current base salary earned but not yet paid and shall have a period of 90 days to exercise any vested options. Mr. Wolf would forfeit any unvested options or restricted shares.

  In the event of termination of employment i) because either the Company or Mr. Wolf gives notice of termination of the agreement, ii) because the Company terminates his employment for performance reasons, or iii) because Mr. Wolf voluntarily terminates his employment during the Employment Period, then the Company shall pay to him an amount equal to his base salary. Any bonus payable shall be prorated. He is also entitled to continued coverage for a 12-month period under the Company's life, health and disability plans upon the same terms and costs for other similarly situated employees of the Company.

  In the event of termination of employment following a Change in Control, as defined in the agreement, Mr. Wolf shall receive i) his full base salary earned but not yet paid through the termination date at the greater of the rate in effect at the time of the Change in Control or the Termination Date (Higher Annual Base Salary), plus any incentive compensation which has been earned, ii) an amount equal to two and one-half times the amount equal to the sum of the Higher Annual Base Salary plus the maximum target incentive compensation which could have been earned, and iii) continued coverage for a two-year period, at the Company's expense, under all life, health, dental, accidental death and dismemberment and disability insurance.

  All officers duly elected by the Board of Directors, including the Named Executive Officers, generally receive health benefits upon termination for themselves and their eligible dependents at a predetermined rate until the earlier of attainment of age 65 or obtaining other coverage.

  The Company has entered into agreements with all other officers, including the Named Executive Officers, and key management employees which for a two-year period following a Change in Control provide certain benefits upon termination. Such termination shall be involuntary or shall be due to a resignation as a result of a change in responsibilities or compensation. Pursuant to the agreements, these individuals would be entitled to receive severance pay which generally is determined by multiplying the sum of each individual's annual base salary, and the maximum incentive compensation payable to him or her, by a multiple ranging from one to one and one-half.

  In addition, in the event of a Change in Control of the Company, benefits are payable under the Company's Stock Option Plans, and health, life and disability insurance coverage is available.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

  In 1994, the Company entered into an agreement with JAPC, Inc. ("JAPC"), which is owned by David A. Jones. Pursuant to such agreement, the Company provides hangar space, pilot services and maintenance for an airplane owned by JAPC, and the Company may also use the JAPC pilots to fly Company-owned aircraft. The rate paid for the hangar space is at least as favorable to the Company as market rates for comparable space. The Company is fully reimbursed for the cost of airplane maintenance. The agreement generally may be terminated by either party upon 30 days' written notice. For the fiscal year ended December 31, 1997, pursuant to the agreement, the Company was reimbursed by JAPC $50,795.

  In 1995, the Company completed a commitment to invest $1 million in The African-American Venture Capital Fund, Inc., a Kentucky Limited Liability Company ("Fund"). This investment makes the Company a greater than 10% stockholder of the Fund. David A. Jones made a similar investment in the Fund and is a director, officer and greater than 10% stockholder of the Fund. The Fund was established to provide capital and management resources to enhance the growth and development of businesses owned by African-Americans living in the metropolitan Louisville, Kentucky area.

  In August 1997, the Company loaned Michael B. McCallister, Senior Vice President, $250,000, with interest at 8.50%, to assist him in moving from the Company's Louisville, Kentucky office to its Florida Regional office. The largest amount outstanding during the 1997 fiscal year was $258,442, the amount outstanding at December 31, 1997.

                  ORGANIZATION & COMPENSATION COMMITTEE REPORT

EXECUTIVE OFFICER COMPENSATION POLICY

  The Organization & Compensation Committee (the "Committee") administers the Company's executive officer compensation plan, the key components of which are base salary, incentive compensation, stock option and restricted stock awards. Each member of the Committee is an independent Non-employee Director who has never been an employee of the Company.

  The executive officer compensation plan rewards executive officers for short and long-term performance. In addition to base salary, executive officers are compensated on a performance-oriented basis through the use of incentive compensation linking both short and long-term results. One component, the annual incentive bonus, permits team and individual performance to be recognized on an annual basis and is based, in part, on an evaluation of the contribution made by the officer to Company performance. Stock options are included in the compensation plan to reward executive officers for longer-term strategic actions which increase Company value. This use of stock options directly relates a significant portion of each executive officer's long-term remuneration to the Company's stock price, and thus aligns the executive's compensation with the interest of the Company's other stockholders. The granting of stock options as well as the limited use of restricted stock is intended to: (1) recognize promotions of executives into positions of significant responsibilities, (2) recognize significant accomplishments of executives, particularly those that impact growth, profits and/or competitive positioning, and (3) provide additional incentive to attract and retain high level executive talent. The Committee uses outside consultants to assist it in evaluating the various components of executive officer compensation.

  The executive officer compensation plan is designed to allow the Company to be competitive in the marketplace in attracting, motivating and retaining key executive officers. The marketplace is defined as both (1) publicly traded companies approximating the Company's revenue and employee size, including certain high performing companies, and (2) specific companies in the Managed Care Industry. Because of mergers in the Managed Care Industry, the Company uses a health care index in its Stock Performance Graph instead of a specific peer group. The Committee believes this definition of the marketplace provides a good benchmark for analyzing the competitiveness of the Company's executive compensation plan. The Committee considers the overall compensation package when setting any one component of compensation.

  Effective December 1, 1997, David A. Jones, the Company's Co-Founder, Chairman, and Chief Executive Officer, retired as an executive officer of the Company. Mr. Jones will continue as a Non-employee Chairman of the Board of Directors. Concurrently, the Board of Directors elected Gregory H. Wolf, the Company's President and Chief Operating Officer, to the position of President and Chief Executive Officer.

BASE COMPENSATION

  Base compensation for executive officers was determined by an assessment of overall company performance, executive officer performance, and changes in executive officer responsibilities. While many aspects of performance can be measured in financial terms, the Committee also evaluates senior management in areas of performance which are more subjective. These areas include the development and execution of strategic plans, which address, among other issues, the delivery of quality medical care and customer service, the exercise of leadership in the development of management and associates, innovation and improvement in the Company's products and processes, plus executive involvement in industry groups and in the communities that the Company serves.

INCENTIVE COMPENSATION

  The Company's incentive compensation plans are designed to reward officers and designated key associates for the attainment of financial goals and other performance objectives approved annually by the Committee. During 1997, the Company had two incentive compensation plans which covered its executive officers. The Humana Inc. Executive Management Incentive Compensation Plan-- Group A, based solely on the attainment of pre-established Company consolidated net income objectives, with maximum potential payments of 100% of base pay, covered Messrs. Jones and Wolf. All other executive officers, including the Named Executive Officers, were covered by the Company's 1997 Management Incentive Plan, which based awards on the attainment of certain earnings and growth goals for 1997 with maximum potential payments ranging from 25% to 100% of base pay. The Company did not meet its goals under either plan in 1997, and no incentive compensation was paid to these executive officers under either plan.

  In January 1998, the Committee reviewed the Company's accomplishments during 1997 and determined, with the approval of the full Board of Directors, to grant a discretionary bonus to key employees of the Company, including executive officers. The dollar amount of the total discretionary bonus pool for all key employees under this Plan was less than the amount that would have been paid under the 1997 Management Incentive Plan had the Company achieved its minimum goals for both earnings and growth. Mr. Wolf exempted himself from receiving a discretionary bonus for his 1997 accomplishments and requested that any discretionary bonus that would be paid to him be instead distributed to other employees to increase their discretionary bonus opportunities under this program. Amounts paid to the other Named Executive Officers are included in the Summary Compensation Table.

STOCK OPTIONS/RESTRICTED STOCK AWARDS

  The Company uses stock options and restricted stock awards to reward officers and key associates for long-term performance and as a method to attract, motivate, and retain these key employees. The use of equity based compensation provides a vital, long-term link between the results achieved for the Company's stockholders and the rewards provided to executive officers and other associates.

  All stock options are granted at the fair market value of the Company's stock on the date of grant. The Committee, through review of stock programs at comparable companies, determines, with the assistance of outside consultants, the aggregate amounts, terms and timing of stock option and restricted stock awards. The number of shares covered by each award reflects the executive's level of responsibility along with past and anticipated future contributions to the Company.

  In 1997, the Committee granted options and restricted stock totaling approximately 1.78% of the Company's outstanding Common Stock. See "Chief Executive Officer Compensation" below for a description of stock awards to Messrs. Jones and Wolf. See "1997 Stock Option Grants" for a description of stock options granted to the other Named Executive Officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

  At the beginning of 1997, at the request of the Company's Board of Directors and with the full approval and support of the Committee, David A. Jones, the Company's Co-Founder, Chairman, and Chief Executive Officer continued to postpone his retirement as Chief Executive Officer past his normal retirement date of September 1, 1996. Mr. Jones agreed to continue to work with Mr. Wolf in guiding the Company through the reorganization of its management team and to work with the Board of Directors to identify his successor as Chief Executive Officer. Both objectives were accomplished in 1997, culminating in the naming of Mr. Wolf as the Company's President and Chief Executive Officer effective December 1, 1997.

  In January 1997, Mr. Jones received an increase in base salary to $1,012,440. He was also granted 170,000 stock options which vest in one year. As discussed above, Mr. Jones did not receive any incentive compensation for 1997.

  In consideration of Mr. Jones' continued commitment to the Company in completing the transition of management, in leading the Company through a period of strategic change, and in recognition of his long and distinguished career with the Company, the Committee awarded him a one-time cash payment of $2,500,000 upon his retirement in December 1997. As the Company's Non-employee Chairman of the Board of Directors, Mr. Jones will receive an annual retainer of $200,000 plus certain office and secretarial support. The retainer will also replace any attendance fees he would otherwise be paid. In addition to Board of Directors' responsibilities, Mr. Jones' compensation reflects his continuing consultation on major initiatives of the Company and on corporate strategy and policy, and his external activities, including preserving and enhancing the image of the Company within the Healthcare Industry nationwide and in the communities it serves. He will be eligible for other fees and benefits that are provided to outside members of the Board of Directors as described in this Proxy Statement under "Compensation of the Board of Directors."

  In January 1997, Mr. Wolf received an increase in base salary to $550,000. He was also granted 150,000 stock options vesting ratably over a three-year period. Mr. Wolf was elected as a member of the Company's Board of Directors in September 1997. In December of 1997, upon his election as the Company's President and Chief Executive Officer, his base salary was increased to $800,000. Mr. Wolf received a retention bonus of $200,000 representing the final payment due him in conjunction with the Company's merger with EMPHESYS Financial Group, Inc. in October 1995. He was also granted 100,000 restricted shares and 234,000 stock options both of which vest ratably over a three-year period. As discussed above, Mr. Wolf did not receive any incentive compensation for 1997. The Company also signed an Employment Contract with Mr. Wolf which is more fully described in this Proxy Statement under "Executive Compensation of the Company--Certain Agreements."

  The management succession of the Company culminating in the retirement of Mr. Jones and the election of Mr. Wolf as Chief Executive Officer was an unusual circumstance in the history of the Company. The Committee and the Board of Directors utilized two independent outside compensation consulting organizations to assist them in arriving at their compensation decisions relative to Mr. Jones' retirement and Mr. Wolf's appointment as Chief Executive Officer.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

  The Omnibus Budget Reconciliation Act of 1993 amended the Internal Revenue Code ("Code") to provide generally that compensation paid by publicly held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1 million per year per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by stockholders of the Company. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock options and restricted stock. It is the Committee's policy to maximize the effectiveness of the Company's executive compensation plans. In that regard, the Committee intends to maintain flexibility to take actions which it deems to be in the best interest of the Company and its stockholders. Such actions may not always qualify for tax deductibility under the Code. The Company believes it has taken the necessary steps to qualify the Company's performance-based compensation plans for tax deductibility. The Company also believes that all compensation paid for 1997 is deductible for federal income tax purposes.

  All members of the Organization & Compensation Committee of the Company whose names are as follows submit the foregoing report:

ORGANIZATION & COMPENSATION COMMITTEE

K. Frank Austen, M.D., Chairman
Michael E. Gellert
Irwin Lerner
W. Ann Reynolds, Ph.D.

  The foregoing report of the Organization & Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, and shall not otherwise be deemed filed under such Acts except to the extent that the Company specifically incorporates this information by reference.

                           COMPANY STOCK PERFORMANCE

  The following performance graph compares the performance of the Company's Common Stock to the Standard & Poor's Composite 500 Stock Index ("S&P 500") and the Morgan Stanley Healthcare Payor Index for the 58 months ended December 31, 1997. The graph assumes an investment of $100 in each of the Company's Common Stock, the Standard & Poor's Composite 500 Stock Index, and the Morgan Stanley Healthcare Payor Index on March 1, 1993, and also assumes reinvestment of all dividends.




                            STOCK PERFORMANCE CHART

                             3/1/93 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
                             ------ -------- -------- -------- -------- --------
   Humana Inc..............   $100    $241     $307     $371     $257     $281
   S&P 500.................   $100    $105     $104     $139     $167     $219
   Morgan Stanley
    Healthcare Payor Index.   $100    $158     $206     $259     $226     $234

            PROPOSAL 3: APPROVAL OF 1998 MANAGEMENT INCENTIVE PLAN
                           FOR EXECUTIVE MANAGEMENT

  In 1997, the Organization & Compensation Committee of the Board of Directors (the "Committee") adopted the Humana Inc. 1998 Executive Management Incentive Compensation Plan (the "1998 MIP"). Under Section 162(m) of the Code, the amount of compensation paid to the Chief Executive Officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The Company has structured the 1998 MIP so that any compensation paid pursuant to the 1998 MIP will all be "performance-based compensation" within the meaning of Section 162(m) of the Code.

  The principal provisions of the 1998 MIP are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 1998 MIP, a copy of which is attached hereto as Exhibit B. Terms not defined herein shall have the same meaning as set forth in the 1998 MIP.

  The Committee will administer the 1998 MIP and have final authority to construe and interpret it. The Committee will annually select those executive officers who shall be eligible to participate in the 1998 MIP and establish benchmarks for the MIP objectives.

  Awards earned will be paid on or before March 15 following the close of the calendar year in which they are earned based on the Participant's base salary at the beginning of such calendar year.

  The Maximum Award for any Performance Period shall be equal to 125% of a Participant's base salary paid, but shall not exceed $2,000,000.

  Gregory H. Wolf currently participates in an incentive compensation plan approved by the Company's stockholders in 1994. If the 1998 MIP is approved by stockholders, it is intended that Mr. Wolf will be the sole participant in 1999. Mr. Wolf would be eligible for a maximum bonus of 125% of his base salary earned during that year. No other executive officer or employee is currently expected to participate in the 1998 MIP. The Non-employee Directors are not eligible to participate in the 1998 MIP.

  Approval of the 1998 MIP requires the affirmative vote of the holders of a majority of the Shares of Company Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1998 MIP.

 PROPOSAL 4: APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF COMPANY COMMON STOCK UNDER
                  THE 1996 STOCK INCENTIVE PLAN FOR EMPLOYEES

  On March 14, 1996 and May 9, 1996 the Board of Directors and the stockholders, respectively, adopted the Humana Inc. 1996 Stock Incentive Plan for Employees (the "1996 Plan"). The 1996 Plan authorized the grant of 6,250,000 Shares of Company Common Stock. The Board of Directors believes that in order to attract, retain and reward valuable personnel, including those individuals joining the Company as part of the Company's acquisition efforts and strategies, it is important for the Company to maintain a flexible, long-term, stock-based incentive plan, which is both competitive with, and responsive to, rapidly changing healthcare industry standards. The 1996 Plan provides the Company with the ability to devise incentive programs which are responsive to the demands of the marketplace without unduly diluting stockholder interests.

  At March 24, 1998, there were 11,948,816 options outstanding and 26,816 Shares of Company Common Stock were available for future grants. Subject to stockholder approval, the Company Board of Directors further amended the 1996 Plan to increase the total number of Shares of Company Common Stock for which options could be granted to an amount not to exceed 4,400,000 additional Shares of Company Common Stock.

  The 1996 Plan authorizes the grant of any of the following awards (hereinafter "Employee Awards") to eligible participants: (i) stock options which do not constitute "incentive stock options" within the meaning of
Section 422 of the Code ("nonqualified stock options"); (ii) incentive stock options; and (iii) restricted shares. Employee Awards may be granted on a stand-alone, combination or tandem basis.

  The principal provisions of the 1996 Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 1996 Plan, a copy of which is attached hereto as Exhibit C. Terms not defined herein shall have the same meaning as set forth in the 1996 Plan.

PURPOSE

  The 1996 Plan is intended to provide incentives and rewards for employees
(i) to support the execution of the Company's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of employees with those of the Company's stockholders.

ADMINISTRATION

  The 1996 Plan will be administered by the Organization & Compensation Committee of the Board of Directors ("Committee"). In administering the 1996 Plan, the Committee will determine, among other things (i) the individuals to whom grants of Employee Awards will be made; (ii) the type and size of Employee Awards; and (iii) the terms of an Employee Award including, but not limited to, vesting schedule, grant price, restriction or performance criteria, and length of relevant performance, restriction or option period. The Committee may also construe, interpret and correct defects, omissions and inconsistencies in the 1996 Plan.

PARTICIPATION

  The Committee may grant Employee Awards under the 1996 Plan to any "Eligible Individual." In practice, Employee Awards are made to a group of approximately 500 management employees. The Non-employee Directors are eligible, under certain circumstances, to participate in the 1996 Plan.

SHARES OF COMPANY COMMON STOCK AVAILABLE FOR ISSUANCE

  The stock subject to the provisions of the 1996 Plan shall be authorized but unissued Shares of Company Common Stock. The 1996 Plan initially provided for 6,250,000 Shares of Common Stock to be available for grant of Employee Awards. As amended, subject to stockholder approval, 4,400,000 additional Shares of Company Common Stock would be authorized. The total number of Shares of Company Common Stock with respect to which Employee Awards may be granted to any individual over the term of the Plan may not exceed 15% of the total Shares of Company Common Stock authorized for the 1996 Plan. The total number of Shares of Company Common Stock available for awards of Restricted Stock is fifteen percent (15%) of the total Shares of Company Common Stock authorized under the 1996 Plan. Pursuant to the 1996 Plan, the number and kind of Shares of Company Common Stock to which Employee Awards are subject may be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassification, recapitalization, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions, warrants and repurchase of shares.

STOCK OPTIONS

  The Committee may grant stock options to Eligible Individuals in the form of an incentive stock option or a nonqualified stock option. The exercise period for any stock option granted will be determined by the Committee at the time of grant but may not exceed ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The exercise price per Share of Company Common Stock covered by a stock option may not be less than 100% of the fair market value of a Share of Company Common Stock on the date of grant (110% in the case of an incentive stock option granted to a Ten-Percent Stockholder).

The exercise price is payable, at the Committee's discretion, in cash, in shares of already owned Common Stock or in any combination of cash and shares. Stock options shall become exercisable in installments as determined by the Committee and set forth in the optionee's Agreement. Each option grant may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable.

  Unless the Committee determines otherwise, if a participant's employment terminates by reason of death or disability, any outstanding stock options will vest fully and be exercisable at any time within two years following the date of death or disability (but in no event beyond the stated term of the option in the case of an incentive stock option). Unless the Committee determines otherwise, upon an optionee's retirement, stock options shall be exercisable at any time prior to the end of the stated term date of the stock option or two years following the retirement date, whichever is the shorter period, but only to the extent the stock options are vested at retirement. Unless the Committee determines otherwise, upon termination for any other reason other than for cause, any previously vested stock options will be exercisable for the lesser of 90 days or the balance of the stock option's stated term. In the event of termination for cause, all options, whether or not exercisable, shall terminate.

RESTRICTED SHARES

  Subject to the limitations of the 1996 Plan, the Committee may grant restricted shares to Eligible Individuals. Restricted shares are Shares of Company Common Stock that are subject to restrictions on transfer or other incidents of ownership where the restrictions lapse based solely on continued employment with the Company for specified periods or based on the attainment of specified performance standards, in either case, as the Committee may determine. The Committee shall determine all terms and conditions pursuant to which restrictions upon restricted shares shall lapse. At the discretion of the Committee, Shares of Company Common Stock issued in connection with the grant of restricted shares shall be deposited in escrow until the restriction period ends. Upon delivery to the escrow account, the grantee shall have all the rights of a stockholder with respect to the restricted shares and may receive dividends, unless the Committee determines otherwise. Dividends may, at the discretion of the Committee, be deferred until the restriction period ends and may be reinvested in Shares of Company Common Stock.

  With respect to an award of performance-based restricted shares, the Committee shall specify a period of time (a "Performance Cycle") over which certain "Performance Objectives" must be met. Performance Objectives for restricted shares are goals established by the Committee that are intended to meet the requirements under Section 162(m) of the Code to be considered pre-established performance goals. Performance objectives may be expressed in terms of earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues or any combination of the foregoing and may be particular to an employee or the division, department, market, line of business, subsidiary or other unit in which the grantee works, or may be based on the performance of the Company generally.

  The Committee shall determine the Eligible Individuals to whom restricted shares shall be awarded, whether the restricted shares should be performance based, the duration of the applicable Performance Cycle, the number of restricted shares to be delivered at the end of a Performance Cycle, whether the Performance Objectives are met or exceeded and other terms and conditions of each Employee Award.

  The grantee shall become vested with respect to performance based restricted shares to the extent that Performance Objectives are satisfied for the Performance Cycle, as indicated by the Committee's written certification. If the Performance Objectives are not met, all restricted shares shall be forfeited for that Performance Cycle.

  If a grantee's employment terminates by reason of death or disability or, in the case of restricted shares that are not performance based, retirement, prior to the expiration of the restriction period applicable to any restricted shares then held by the grantee, all restrictions pertaining to such Shares of Company Common Stock immediately lapse. Upon termination for any other reason, all restricted shares are forfeited, provided, however, that except with respect to performance based restricted shares, the Committee may (i) provide that the restrictions on some or all of the Shares of Company Common Stock held by a grantee shall lapse upon the grantee's termination of employment and (ii) accelerate or waive any or all restrictions and conditions applicable to any award of restricted shares.

CHANGE IN CONTROL

  Generally, in the event of a Change in Control of the Company, all outstanding stock options become fully vested and immediately exercisable in their entirety and generally to the extent set forth in an optionee's agreement, the optionee will be permitted, during the 60-day period following the Change in Control, to surrender for cancellation any stock option (or portion thereof) for a cash payment in respect of each share of Common Stock covered by the stock option or portion thereof surrendered, equal to the excess, if any, of (x) (A) in the case of a nonqualified stock option, the greater of (1) the fair market value of a Share of Company Common Stock on the date preceding the date of surrender or (2) the Adjusted Fair Market Value of a Share of Company Common Stock or (B) in the case of an incentive stock option, the fair market value of a Share of Company Common Stock on the date preceding the date of surrender, over (y) the per share exercise price for such Shares of Company Common Stock under the stock option. In addition, all restrictions on restricted shares lapse upon a Change in Control.

AMENDMENTS AND TERMINATION

  The Board of Directors may at any time terminate and, from time to time, may amend or modify the 1996 Plan, provided, however, that no amendment may impair the rights of a participant with respect to outstanding Employee Awards without the participant's consent. Any such action of the Board of Directors may be taken without the approval of the Company's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation. The 1996 Plan will terminate ten years from its effective date.

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion summarizes the federal income tax consequences to participants who may receive Employee Awards under the 1996 Plan. The discussion is based upon interpretations of the Code in effect as of January 1, 1998, and regulations promulgated thereunder as of such date.

  Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a Nonqualified Stock Option under the 1996 Plan. Upon the exercise of an option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of the Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such Shares of Company Common Stock will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the Shares of Company Common Stock were held as a capital asset and will be long-term if such Shares of Company Common Stock were held for more than 18 months. Special rules may apply to an optionee who is subject to Section 16(b) of the Exchange Act.

  The Company is entitled to a deduction (subject to the provisions of Section 162(m) of the Code and to compliance with the applicable income reporting requirements) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

  Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an incentive stock option. If Shares of the Company Common Stock are issued to a participant pursuant to the exercise of an incentive stock option granted under the 1996 Plan, and if no disqualifying disposition of such Shares of Company Common Stock is made by such participant within two years after the date of grant or within one year after the transfer of such Shares of Company Common Stock to the participant, then (a) upon sale of such Shares of Company Common Stock, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, if the 18-month holding period is met and any loss sustained will be a long-term capital loss, if the 18-month holding period is met, and (b) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the excess of the fair market value on the date of exercise over the exercise price may be included as an item of tax preference for alternative minimum tax purposes.

  If Shares of the Company Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in the amount equal to the excess (if any) of the fair market value of the Shares of Company Common Stock at exercise (or, if less, the amount realized on the disposition of the Shares of Company Common Stock) over the exercise price thereof, and (b) the Company will be entitled to deduct such amount (subject to the provisions of Section 162(m) of the Code and compliance with the applicable income reporting requirements). Any further gain or loss realized will be taxed as capital gain or loss, as the case may be, and will not result in any deduction by the Company.

  If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option for tax purposes.

  Restricted Shares. Awards of restricted shares will not result in taxable income to the employee or a tax deduction to the Company for federal income tax purposes at the time of grant. A recipient of restricted shares generally will be subject to tax at ordinary income tax rates based on the fair market value of the Common Stock at the time the restricted shares are no longer subject to risk of forfeiture. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares as if such Shares of Company Common Stock were unrestricted and could be sold immediately. If the restricted shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited Shares of Company Common Stock. Upon sale of the restricted shares after the risk of forfeiture lapses, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant as if such Shares of Company Common Stock were then unrestricted and could be sold immediately. Special rules may apply to a recipient of restricted shares who is subject to Section 16(b) of the Exchange Act.

  The Company is entitled to a deduction (subject to the provisions of Section 162(m) of the Code and compliance with the applicable income reporting requirements) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the lapse of restrictions on an award of restricted shares.

  Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the Chief Executive Officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation.

  The Company has structured the 1996 Plan so that any compensation for which the Company may claim a deduction in connection with the exercise of nonqualified stock options, the disposition by an optionee of Shares of Company Common Stock acquired upon the exercise of incentive stock options and the lapse of restrictions on Performance Based Restricted stock will all be "performance-based compensation" within the meaning of Section 162(m) of the Code. The only Employee Awards under the 1996 Plan which are not performance-based are restricted shares not subject to performance restrictions, and therefore, any amounts for which the Company may claim a deduction in connection therewith will be subject to the limitations on deductibility in
Section 162(m) of the Code.

NEW PLAN BENEFITS

  As described above, the selection of the Eligible Individuals who will receive Employee Awards under the 1996 Plan, upon approval of the Plan by stockholders, and the size and type of awards is to be determined by the Committee in its discretion.

  The following table shows awards under the 1996 Plan for the fiscal year ended December 31, 1997. During 1997, an award of restricted stock was made to each of Gregory H. Wolf and Jerry D. Reeves, M.D. and in 1996 an award was made to Mr. Wolf as set out in the Summary Compensation Table herein. Except as indicated, no other awards of restricted stock have been made under the 1996 Plan. These grants are not necessarily indicative of awards that may be made in the future.

                                                                   AVERAGE PRICE
      NAME AND POSITION                           NUMBER OF SHARES   PER SHARE
      -----------------                           ---------------- -------------
      Named Executive Officers (See table herein
       "1997 Stock Option Grants")..............       814,000       $20.0833
      All executive officers, including above...     1,304,000        19.7927
      All other employees.......................     1,445,000        19.7488
      Non-employee Directors....................        40,000        21.9375

MISCELLANEOUS

  The closing price per share of the Company Common Stock on February 27, 1998, as reported in The Wall Street Journal, was $25 7/16.

  Approval of the 1996 Plan requires the affirmative vote of the holders of a majority of the Shares of Company Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT OF THE 1996 PLAN TO INCREASE THE SHARES OF COMPANY COMMON STOCK AVAILABLE THEREUNDER BY 4,400,000.

                               OTHER INFORMATION

VOTING RIGHTS AND PROXY INFORMATION

  Stockholders of Record of the Company's outstanding Shares of Company Common Stock as of the close of business on March 17, 1998, (the "Annual Meeting Record Date") are entitled to vote at the Annual Meeting or any adjournment or postponement thereof. Stockholders of Record are entitled to one vote per share on any matter which may properly come before the Annual Meeting.

  The presence at the Annual Meeting, in person or by proxy, of Stockholders of Record of a majority of the Shares of Company Common Stock issued and outstanding on the Annual Meeting Record Date, and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of business. Any Stockholder of Record present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum is present at the Annual Meeting. As of the Annual Meeting Record Date, there were 165,874,429 Shares of Company Common Stock outstanding and entitled to vote at the Annual Meeting.

  The affirmative vote of a plurality of the Shares of Company Common Stock represented in person or by properly executed proxy is required to approve the election of each of the Company's nominees for election as a director.

  The affirmative vote of a majority of the Shares of Company Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting, will be necessary to approve the amendments to the Directors Stock Plan, the 1998 MIP, and the amendment to the 1996 Stock Plan.

  Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). With respect to the approval of the amendments to the Directors Stock Plan, the 1998 MIP, and the amendment to the 1996 Stock Plan, an abstention (or broker non-vote) has the same effect as a vote against the proposal.

  All Shares of Company Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such executed proxies will be voted FOR approval of the election of the Board of Directors' eight nominees as directors of the Company, FOR approval of the 1998 MIP, and FOR approval of the amendments to the Directors Stock Plan and the 1996 Stock Plan.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Bank of Louisville in its capacity as transfer agent for the Company (the "Transfer Agent"), at or before the Annual Meeting, a written notice of revocation bearing a date later than the proxy, (ii) duly executing a subsequent proxy relating to the same Shares of Company Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any executed proxy or written notice revoking a proxy should be sent to Bank of Louisville, Security Transfer Department, 500 West Broadway, Louisville, Kentucky 40202.

STOCKHOLDER PROPOSALS

  Stockholder proposals for inclusion in the proxy materials relating to the 1999 Annual Meeting of Stockholders must be received by the Company no later than November 29, 1998.

OTHER MATTERS

  The Board of Directors does not intend to present any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS

  The Board of Directors, in accordance with the recommendation of its Audit Committee, the members of which are not employees of the Company, has appointed Coopers & Lybrand L.L.P., as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998. Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                               By Order of the Board of Directors,

                                    SIGNATURE
                               By: _________________________________
                                    Joan O. Lenahan, Secretary

                                                                      EXHIBIT A

               1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                              AS AMENDED IN 1998

  1. PURPOSE. The purpose of this plan (the "Plan") is to assist Humana Inc., a Delaware corporation (the "Company"), in attracting capable individuals to serve on the Company's Board of Directors and to provide a long-range inducement for such individuals to continue to serve on the Board, to acquire a permanent stake in the Company with the interest and outlook of an owner, and to realize an economic benefit from any future appreciation in the price of the Company's common stock.

  2. DEFINITIONS AND INTERPRETATION.

  2.1 The following terms, whenever used in this Plan, shall have the meanings as set forth below.

    (a)" Award" shall mean any Shares of Company Common Stock awarded pursuant to the Plan in lieu of all or a portion of the director fees.

    (b) "Board" shall mean the Board of Directors of the Company.

    (c) "Code" shall mean the Internal Revenue Code of 1986, as in effect from time to time, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

    (d) "Committee" shall mean the Organization & Compensation Committee of the Board or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16(b) promulgated under the Exchange Act or any successor rule and shall initially consist of not less than two (2) members of the Board.

    (e) "Disability" shall mean total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan.

    (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute, together with rules, regulations and interpretations promulgated thereunder.

    (g) "Fair Market Value" as of any date shall mean the average of the highest and lowest price of the Stock in the reported consolidated trading of the New York Stock Exchange-listed securities. If there are no Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Stock, or if the Stock shall no longer be listed on the New York Stock Exchange, or if the Internal Revenue Service shall otherwise define "fair market value," the Fair Market Value of the Stock as of a particular date shall be determined in such a method as shall be determined by the Committee.

    (h) "Non-Qualified Option" shall mean any option not intended to be an Incentive Stock Option.

    (i) "Option" shall mean an option to purchase Shares pursuant to this Plan.

    (j) "Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms and conditions of the Option.

    (k) "Retirement" shall mean retirement from the Board of the Company on or after the normal retirement date specified in the Company's retirement policy for members of the Board of such earlier retirement date as approved by the Committee for the purposes of this Plan.

    (l) "Shares" shall mean shares of Stock.

    (m) "Stock" shall mean the common stock, $.16 2/3 par value per share of the Company.

  2.2 Gender and Number. Except when otherwise indicated by context, reference to the masculine gender shall include the feminine gender and any term used in the singular shall also include the plural.

  3. ADMINISTRATION. The Board shall appoint the Committee to administer the Plan. The composition of the Committee shall comply with Section 16 of the Exchange Act. In accordance with and subject to the provisions of the Plan, the Committee shall grant Options and make Awards in accordance with Section 6 hereof, determine the Option period, and when Options may be exercised and shall establish such other provisions of the Option Agreement or the Award as the Committee may deem necessary or desirable. From time to time the Committee may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interest of the Company. The interpretation of any provision of the Plan by the Committee shall be final.

  4. ELIGIBILITY. Each non-employee director shall be eligible to receive Options or Awards under the Plan.

  5. STOCK AVAILABLE FOR OPTIONS OR AWARDS. The Stock to be subject to Options under the Plan may be either authorized and unissued or held in the Treasury of the Company. The total amount of Shares for which Options may be granted under the Plan after January 31, 1998 shall not exceed 165,000. Such number of Shares is subject to adjustment as provided in Section 14. In the event that an Option granted under the Plan to any Optionee expires or is terminated, any unexercised shares covered thereby shall be available for the granting of Options under the Plan.

  6. (A) GRANTS.

    (i) Options granted pursuant to the Plan shall occur upon the initial date of election to the Board. The number of Shares granted shall be fifteen thousand (15,000) at the Fair Market Value of such initial date of election.

   (ii) In addition to the one-time grants which shall be made hereunder, on the first (1st) business day of each January, grants of Options to purchase five thousand (5,000) Shares of Company Stock will automatically be made to each non-employee director of the Company who has been a director continuously for a least the full calendar year prior thereto.

  Each such automatic grant will be for Non-Qualified Options at the Fair Market Value of the Stock on date of grant and will vest and become exercisable one (1) year thereafter. The term of each such Option shall be ten
(10) years.

  (iii) The Committee may grant such other Options from time to time as it deems appropriate.

(B) PAYMENT OF DIRECTOR FEES IN SHARES. Non-employee Directors may be permitted or required, subject to policies and procedures established by the Committee with the approval of the full Board, to receive an Award of Shares at Fair Market Value in lieu of cash payment of all or a portion of their fees for serving as a director and attending Board and Board committee meetings.

  7.TYPE OF OPTION. The Committee shall determine the type or types of Options to be made to each Optionee and shall set forth in a related Option Agreement the terms, conditions and limitations applicable to each grant, including but not limited to those specified in the Plan.

  8. OPTION PRICE. The Option exercise price per Share purchasable under an Option shall be determined by the Committee at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the stock on the date of the grant of such Option.

  9. OPTION TERM. The term of each Option shall be ten (10) years.

  10.EXERCISE OF OPTION. The Committee shall have full authority in its discretion to determine when Options may be exercised, including the ability to accelerate exercise dates of Options previously granted under the Plan. The purchase price of the Shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Company Shares then owned having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the Shares as to which an Option is being exercised, or (c) partly in cash and partly in Shares valued at Fair Market Value. Such Fair Market Value for the tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised. Fractional Shares will not be issued. The right to purchase Shares shall be cumulative so that when the right to purchase any Shares has accrued such Shares or any part thereof may be purchased at any time thereunder until the expiration or termination of the Option.

  11.TAX WITHHOLDING. With respect to any Option or Award the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a participant to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of such option or the receipt of an Award by electing to (a) have the Company withhold or collect cash; or
(b) deliver to the Company on the date on which the amount of tax to be withheld is determined (the "Tax Date") the Shares acquired at exercise or upon the Award, or owned prior to such Option exercise or Award having a Fair Market Value equal to the amount of the withholding tax; or (c) a combination of (a) and (b).

  12.RESIGNATION, RETIREMENT, DEATH OR DISABILITY. If an Optionee is removed from the Board for cause, all of the Option rights of such Optionee, whether or not exercisable, under any then outstanding Option shall terminate immediately. If Optionee resigns for any reason other than for cause, Retirement, death or Disability, an Option shall be exercisable by such Optionee or personal representative at any time prior to the expiration date of the Option or within ninety (90) days after the date of such termination, whichever is the shorter period, but only to the extent of the accrued right to exercise at the date of such termination. In the event of Retirement, an Option shall be exercisable by such Optionee at any time prior to the expiration date of the Option or within two (2) years after the date of such Retirement, whichever is the shorter period, but only to the extent of the accrued right to exercise at the date of Retirement. In the event of death or Disability of an Optionee while serving on the Board of the Company, all Options of such Optionee then outstanding shall become immediately exercisable. In the event of death of an Optionee, all Options of such Optionee shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Optionee at any time within two (2) years after the date of such death, regardless of the expiration date of the Options. In the event of Disability of an Optionee all Options of such Optionee shall be exercisable by the Optionee or if incapacitated, by a legal representative at any time within two
(2) years of the date of determination of Disability regardless of the expiration date of the Options.

  13.RESTRICTIONS ON TRANSFER. No Option granted under the Plan shall be transferable by an Optionee other than by will or, if the Optionee dies intestate, by the laws of descent and distribution of the state of such Optionee's domicile at the time of death. An Option shall be exercisable during the lifetime of an Optionee only by such Optionee or, if incapacitated because of Disability, by a legal representative.

  14.CAPITAL ADJUSTMENTS AFFECTING STOCK. In the event of a capital adjustment resulting from a stock dividend, stock split, reverse stock split, reorganization, merger, consolidation, combination or exchange of stock, spinoff or other change in corporate structure or capitalization affecting the stock, the number of Shares or other Stock or securities subject to the Plan, then the number of Shares or other Stock or securities subject to Options shall be adjusted in a manner consistent with such capital adjustment. The purchase price of the Shares or other securities subject to the Options shall be adjusted so that there will be no material change in the aggregate purchase price payable upon exercise of any such Options or other options or rights granted; provided, however, that such adjustments shall be made in a manner which preserves, without exceeding, the then existing value of the Option.

  15.CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may grant Options or, with the consent of the Option holder, modify Options under the Plan to include such provisions as it deems necessary and in the best interest of the Company and the Optionee to preserve for the Optionee the benefits of any appreciation of the underlying Stock during the term of the Option which benefits might otherwise be lost as a result of (a) the acquisition by any single entity or group of affiliated entities of at least fifty percent (50%) of the outstanding Company stock, or (b) a reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving corporation, or (c) a sale of all or substantially all of the assets of the Company to another entity. The Committee may also grant Options having terms and provisions which vary from those specified in the Plan provided that any Options granted pursuant to this Section 15 are granted in substitution for or in connection with the assumption of existing Options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

  16.LIMITED RIGHTS. The Committee may grant a limited right (a "Limited Right") to the holder of any Option granted under the Plan (the "Related Option") with respect to all or some of the Shares covered by such Related Option. A Limited Right may be exercised during a period determined by the Committee beginning on the first (1st) day following (a) the acquisition by any single entity or group of affiliated entitles (other than the Company or any of its subsidiaries) of at least fifty percent (50%) of the outstanding Company Stock, or (b) receipt of stockholder approval of a definitive agreement providing for the reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, or providing for a sale of all or substantially all of the assets of the Company to another entity, and ending as determined by the Committee. Upon exercise of a Limited Right, the Related Option shall cease to be exercisable to the extent of the Shares with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Options pursuant to the Plan.

  The term "Spread" as used in this Section shall mean, with respect to the exercise of any Limited Right, an amount equal to the product of (a) the excess of the Fair Market Value per Share of the Company's Stock on the date of exercise over the per Share exercise price under the Related Option times
(b) the number of Shares with respect to which such Limited Right is being exercised.

  Upon exercise of a Limited Right, the holder thereof shall receive an amount equal to the value of such Spread.

  The Committee may impose such additional conditions or limitations on Limited Rights as it deems necessary or desirable to secure for the holders thereof the benefits of Section 16 of the Exchange Act or any successor provision in effect at the time of grant or exercise of such rights, or as it may otherwise deem advisable.

  No Limited Right shall be transferable except by will or by the laws of descent and distribution. During the life of a holder of a Limited Right, the Limited Right shall be exercisable only by that person.

  17.AMENDMENT TO THE PLAN. The Board shall have the right to amend, suspend or terminate the Plan at any time without the approval of stockholders of the Company, to the extent such approval is not required pursuant to the Exchange Act.

  18.EFFECTIVE DATE AND TERM OF THE PLAN. The effective date of the Plan, as amended, is May 14, 1998. No Options or Awards may be granted under the Plan after May 14, 2008.

  19.EXCHANGE ACT SECTION 16. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                      EXHIBIT B

                                  HUMANA INC.

             1998 EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN

  I. OBJECTIVES. The objective of the Humana Inc. 1998 Executive Management Incentive Compensation Plan (the "Plan") is to reward executive officers for their efforts in optimizing the profitability and growth of Humana Inc. (the "Company") consistent with the Company's vision to improve the health of its members, and provide value to its customers, partners and shareholders.

  II. ELIGIBILITY AND AWARDS.

  A.Membership in this Plan will consist of the President and Chief Executive Officer plus any other executive officers designated (a "Participant") by the Organization & Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will notify each Participant of his/her selection.

  B.Incentive compensation will be computed by measuring (i) the Company's achievement of actual consolidated net income ("Consolidated Net Income") measured as Earnings Per Share ("EPS") for each fiscal year against Consolidated Net Income/EPS objectives established by the Committee for each fiscal year, and/or (ii) Growth Objectives or Profit Objectives, the relative weightings of which have been pre-determined by the Committee, or (iii) such other performance goals as may be established by the Committee from time to time and approved by the Company's shareholders in accordance with Internal Revenue Service regulations promulgated under Section 162(m) of the Internal Revenue Code.

  C.Incentive compensation for a fiscal year shall be based on the Participant's salary at the beginning of such fiscal year exclusive of any bonus or fringe benefits paid or accrued during such fiscal year ("Salary"). The maximum incentive compensation paid for any fiscal year to any Participant shall not exceed one hundred and twenty five percent (125%) of Salary; the precise percentage earned shall be based upon a schedule of target goals established pursuant to Section II B. above. The Committee may not increase this maximum but may, in its sole discretion, decrease the amount of incentive compensation to be paid for any fiscal year to an amount less than would be payable based on the Company's actual performance for that year. Notwithstanding anything herein to the contrary, the maximum incentive compensation paid for any fiscal year to any Participant may not exceed Two Million Dollars ($2,000,000).

  D.The Company's achievement of predetermined goals for each fiscal year will be determined in accordance with generally accepted accounting principles; provided, however, that (i) the effects of accounting policy changes from the prior fiscal year and unusual non-recurring gains and losses will be excluded, and (ii) incentive compensation generated pursuant to incentive plans of the Company, including this Plan, shall be accrued and deducted as an expense for such fiscal year.

  E.Incentive compensation will be paid to Participants on or before March 15 following the close of the fiscal year in respect of which it was earned.

  III. ADMINISTRATION OF THIS PLAN. This Plan shall be administered by the Committee, which shall have full power and final authority to construe, interpret and administer the Plan. Following the close of a fiscal year and before any payments are made hereunder for that fiscal year, the Committee must certify in writing whether and to what extent the performance goals have been satisfied. No member of the Committee shall be personally liable for damage, in the absence of bad faith, for any act or omission with respect to service on the Committee.

  IV. ELIGIBILITY DURING FISCAL YEAR. Subject to the discretion of the Committee as set forth in Section II C. of this Plan, an individual who becomes a Participant in this Plan due to employment, transfer or promotion during the fiscal year will be eligible to receive partial incentive compensation based upon the

Participant's Salary for the period of time eligible and the level of achievement in relation to targeted goals for the entire fiscal year. In no event, however, will partial payments be made for any period of time of less than two (2) months.

  V. INELIGIBILITY DURING FISCAL YEAR. A Participant in this Plan who becomes ineligible during the fiscal year due to transfer or change of position shall cease to be eligible for further participation in this Plan on the date of transfer or change to the ineligible position. Subject to the discretion of the Committee as set forth in Section II C. of this Plan, if the Participant, prior to the date of transfer or change, has been a Participant in the Plan for a minimum of two (2) calendar months of the fiscal year, the Participant will be eligible to receive partial incentive compensation based upon the Participant's Salary for such period of time and the level of achievement in relation to targeted goals for the entire fiscal year.

  VI. TERMINATION OF EMPLOYMENT; LEAVE OF ABSENCE. Subject to the discretion of the Committee as set forth in Section II C. of this Plan, a Participant who has been employed (i) during the entire fiscal year for which incentive compensation is to be paid, but whose employment is terminated, voluntarily or involuntarily (other than for cause), or who is granted a leave of absence after the end of such fiscal year and prior to the payment date therefor will be eligible to receive his/her full incentive compensation with respect to such fiscal year as determined in accordance with the provisions of this Plan, or
(ii) through the first two (2) calendar months of any fiscal year, but whose employment is terminated, voluntarily or involuntarily (other than for cause), or who is granted a leave of absence after the end of the first two (2) calendar months of any fiscal year but prior to the end of such fiscal year will be eligible to receive partial incentive compensation with respect to such fiscal year based upon the Participant's Salary for the period of time he/she was a Participant at the level of achievement in relation to targeted goals for the entire fiscal year. A Participant whose employment is terminated for cause or whose employment is terminated for any other reason prior to the end of the first two (2) calendar months of such fiscal year shall not be eligible to receive any incentive compensation under this Plan other than those amounts which have been paid to him/her prior to the date he/she is terminated.

  VII. DEFERRED COMPENSATION. A Participant in this Plan may irrevocably elect to defer receipt of any amount earned pursuant to this Plan, provided such election is made in writing. The terms of any deferred compensation arrangement must be approved in writing by the Chairman of the Committee and the Participant. Any amount deferred pursuant to this Plan will bear interest at a rate determined by the Committee.

  VIII. COMPANY'S RIGHT TO TERMINATE. The Company shall have the right to terminate this Plan, with or without notice, in whole or in part, at any time.

  IX. GENERAL PROVISIONS.

  A. No person has any claim or right to be included in this Plan or to be granted incentive compensation under this Plan until such individual has been declared a Participant and received an official written notice thereof in accordance with the procedures as set forth in this Plan. In addition, all of the requirements and applicable rules and regulations of this Plan must have been met including, but not limited to the availability of funds for incentive compensation awards and the determination by the Committee of the extent to which targeted goals have been met.

  B. The designation of an individual as a Participant under this Plan does not in any way alter the nature of the Participant's employment relationship.

  X. SHAREHOLDER APPROVAL. Notwithstanding anything herein to the contrary, this Plan is subject to and conditioned upon the approval of the Company's shareholders at the May 14, 1998 annual meeting of shareholders.

  XI. INTERNAL REVENUE CODE SECTION 162(M). Transactions under this Plan are intended to comply with all applicable conditions of Section 162(m) of the Internal Revenue Code, as amended, or its successor. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                      EXHIBIT C

                                  HUMANA INC.

                           1996 STOCK INCENTIVE PLAN

                                 FOR EMPLOYEES

                              AS AMENDED IN 1998

  1. PURPOSE. The purpose of The Humana Inc. 1996 Stock Incentive Plan for Employees (the "Plan") is to strengthen Humana Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees and thereby encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees of the Company and its Subsidiaries a long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is herein defined).

  2. DEFINITIONS. For purposes of the Plan:

    2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

    2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

    2.3 "Award" means a grant of Restricted Stock.

    2.4 "Board" means the Board of Directors of the Company.

    2.5 "Cause" means unless otherwise defined in the Agreement evidencing a particular Option or Award, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

    2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

    2.7 A "Change in Control" shall mean the occurrence during the term of the Plan, of:

      (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by
    (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary") (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

      (b) The individuals who, as of the effective date of this Plan are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
    Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

      (c) The consummation of:

        (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and no agreement, plan or arrangement is in place to change the composition of the board of directors following the merger, consolidation or reorganization; and

                (C) no Person other than (i) the Company, (ii) any Subsidiary,
              (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

        (ii) A complete liquidation or dissolution of the Company; or

        (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of Shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

    2.9 "Committee" means the Organization & Compensation Committee of the
  Board.

    2.10 "Company" means Humana Inc.

    2.11 "Disability" means total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan.

    2.12 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

    2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

    2.14 "Eligible Individual" means any officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company.

    2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    2.16 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the New York Stock Exchange Composite Tape or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

    2.17 "Grantee" means a person to whom an Award has been granted under the Plan.

    2.18 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

    2.19 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

    2.20 "Option" means a Nonqualified Stock Option or an Incentive Stock Option or each or both of them.

    2.21 "Optionee" means a person to whom an Option has been granted under the Plan.

    2.22 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

    2.23 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

    2.24 "Performance Cycle" means the time period specified by the Committee at the time an Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

    2.25 "Plan" means the Humana Inc. 1996 Stock Incentive Plan for
  Employees.

    2.26 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

    2.27 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 6.

    2.28 "Retirement" means retirement from active employment with the Company and its Subsidiaries as specified in the Humana Retirement and Savings Plan or such earlier date as approved by the Committee for purposes of this Plan.

    2.29 "Shares" means the common stock, par value $.16-2/3 per share, of the Company.

    2.30 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

    2.31 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

    2.32 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

  3. ADMINISTRATION.

  3.1 The Plan shall be administered by the Committee. The composition of the Committee shall comply with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

  3.2 Subject to the express terms and conditions set forth herein, the Committee shall also have the power from time to time to:

    (a) select those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

    (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives, if any, relating to Shares of Restricted Stock, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

    (c) accelerate the exercisability of, and accelerate or waive any or all of the restrictions and conditions applicable to, any Option or Award, for any reason (subject to Section 6.6(a);

    (d) extend the duration of an Option exercise period of term of an Award;

    (e) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective.

    (f) to determine the duration and purposes for leaves of absence, other than those provided for in the Company's personnel policies and procedures, which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

    (g) to include forfeiture provisions for violations of restrictive or other similar covenants;

    (h) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

    (i) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

  4. STOCK SUBJECT TO THE PLAN.

  4.1 Subject to adjustment, the maximum number of Shares that may be made the subject of Options and Awards granted under the Plan, as amended, is 10,650,000; provided, however, that in the aggregate, not more than fifteen percent (15%) of the Shares authorized under the Plan may be made the subject of Restricted Stock Awards under Section 6 of the Plan and, provided, further, that during the term of the Plan, no Eligible Individual may be granted Options and Awards in the aggregate in respect of more than fifteen percent (15%) of the Shares authorized under the Plan. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 7. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

  4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards will be reduced by any such Options or Awards granted.

  4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated or forfeited for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

  5. OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions thereof. The grant of an Option and the terms and conditions thereof shall be set forth in an Agreement.

  5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

  5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and except as set out in Section 5.5(d), a Nonqualified Stock Option shall not be exercisable after the expiration of ten
(10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  5.4 Vesting. Subject to Section 5.10, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

  5.5 Termination of Employment, Death or Disability.

  Unless otherwise determined by the Committee:

    (a) If the employment of an Eligible Individual by the Company is terminated for Cause, all the rights of such Eligible Individual, whether or not exercisable, under any then outstanding Option shall terminate immediately.

    (b) If the employment of the Eligible Individual is terminated for any reason other than for Cause, Retirement, death or Disability, an Option shall be exercisable by such Eligible Individual or a personal representative at any time prior to the expiration date of the Option or within ninety (90) days after the date of such termination, whichever is the shorter period, but only to the extent the Option was exercisable at the date of termination.

    (c) In the event of Retirement, an Option shall be exercisable by such Eligible Individual at any time prior to the expiration date of the Option or within two (2) years after the date of such Retirement, whichever is the shorter period, but only to the extent the Option was exercisable at the date of such Retirement.

    (d) In the event of death or Disability of an Eligible Individual while in the employ of the Company, all Options of such Eligible Individual then outstanding shall become immediately exercisable in full. In the event of death of an Eligible Individual, all Options of such Eligible Individual shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Eligible Individual at any time within two (2) years after the date of death, regardless of the expiration date of the Option, except for Incentive Stock Options which may not be exercised later than the expiration date of the Options. In the event of Disability of an Eligible Individual all Options of such Eligible Individual shall be exercisable by the Eligible Individual or, if incapacitated, by a legal representative at any time within two (2) years of the date of determination of Disability regardless of the expiration date of the Options, except for Incentive Stock Options which may not be exercised later than the expiration date of the Options.

  5.6 Modification. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not yet exercised) and grant new Options in substitution for them. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

  5.7 Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted except by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

  5.8 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares previously owned by Optionee, for a time period determined by the Committee, to the Company upon such terms and conditions as determined by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

  5.9 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend, and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

  5.10 Effect of Change in Control. Except as may be set forth in an Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In the event an Optionee's employment with the Company is terminated other than for Cause within three (3) years following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending the earlier of the second anniversary of the termination of the Optionee's employment or service or the expiration of the stated term of the Option.

  In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. The form of payment shall be determined by the Committee.

  6. RESTRICTED STOCK.

  6.1 Grant. The Committee shall have full and final authority to select those Eligible Individuals who will receive an Award of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, which may include specific performance goals, or other terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates.

  6.2 Purchase Price. The purchase price, if any, for Shares of Restricted Stock shall be determined by the Committee, but shall not be less than the par value per Share, except in the case of treasury Shares, for which no payment need be required. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 6, unless the Committee then determines otherwise to the extent permitted by applicable law.

  6.3 (a) Performance Based Restricted Stock. If the vesting of an Award of Restricted Stock requires the satisfaction of Performance Objectives ("Performance Based Restricted Stock"), the Performance Objectives may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues or
(vii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established by the Committee in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code as applicable.

  (b) Vesting and Forfeiture of Restricted Stock with Performance Objectives. Subject to Sections 6.3(c) and 6.6(b), a Grantee shall become vested with respect to the Shares of Performance Based Restricted Stock to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

  (c) Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any award of Performance Based Restricted Stock, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

  6.4 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

  6.5 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 6.6, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

  6.6 Lapse of Restrictions.

  (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, including the satisfaction of Performance Objectives in the case of Performance Based Restricted Stock if any. The Agreement evidencing the Award shall set forth any such restrictions. Except for Awards of Performance Based Restricted Stock, the Committee may accelerate or waive any or all of the restrictions and conditions applicable to any Award, for any reason.

  (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

  6.7 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

  6.8 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in additional Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

  6.9 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

  6.10 Termination of Employment, Death or Disability.

  (a) Except as provided in Section 6.10(d), if the employment of a Grantee is terminated for any reason other than death or Disability prior to the expiration of any restrictions applicable to any Shares of Restricted Stock then held by the Grantee, such Shares shall thereupon be forfeited immediately by the Grantee and returned to the Company, and the Grantee shall only receive the amount, if any, paid by the Grantee for such Restricted Stock.

  (b) If the employment of a Grantee is terminated as a result of death or Disability prior to the expiration of any restrictions applicable to any Shares of Restricted Stock then held by the Grantee, any restrictions and other conditions pertaining to such Shares then held by the Grantee, including, but not limited to, vesting requirements, shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

  (c) Except for Awards of Performance Based Restricted Stock, with respect to which the Committee has not at the time of grant provided to the contrary, if the employment of a Grantee is terminated as a result of Retirement prior to the expiration of any restrictions applicable to any Shares of Restricted Stock then held by Grantee, any restrictions and other conditions pertaining to such Shares then held by the Grantee, including, but not limited to, vesting requirements, shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

  (d) Notwithstanding anything in the Plan to the contrary and except for Awards of Performance Based Restricted Stock, with respect to which the Committee has not at the time of grant provided to the contrary, the Committee may determine, in its sole discretion, in the case of any termination of a Grantee's employment other than for Cause, that the restrictions on some or all of the Shares of Restricted Stock then held by the Grantee shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

  7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable.

  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

  (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different Shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

 8. EFFECT OF CERTAIN TRANSACTIONS. Subject to Sections 5.10 and 6.6(b) or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

  9. INTERPRETATION. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

    (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

    (b) Each Option and certain Performance Based Restricted Stock granted under the Plan are intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

  10. POOLING TRANSACTIONS. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, which has been approved by the Board, which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement, or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

  11. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted after March 13,

2006. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

    (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

    (b) to the extent necessary for the Plan to continue to satisfy the applicable requirement of Rule 16b(3) promulgated under Section 16(b) of the Exchange Act or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

  12. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  13. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

    (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

    (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

  14. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

  14.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

  14.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  14.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

  14.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

  15. MISCELLANEOUS.

  15.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

  15.2 Withholding of Taxes.

  (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act.

  (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

  15.3 Effective Date. The effective date of the Plan, as amended, shall be May 14, 1998, subject only to the approval by the stockholders of the Company.

                                  HUMANA INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints David A. Jones and Gregory H. Wolf, and each of them, their attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the Annual Meeting of Stockholders of Humana Inc. (the "Annual Meeting") to be held in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky on Thursday, the 14th day of May, 1998 at 10:00 a.m., and at any postponements or adjournments thereof, according to the number of votes the undersigned if personally present would be entitled to vote on the proposals set forth below.

The Board of Directors recommends a vote FOR the following proposals:

1. FOR [_] the election of K. Frank Austen, M.D., Michael E. Gellert, John R. Hall, David A. Jones, David A. Jones, Jr., Irwin Lerner, W. Ann Reynolds, Ph.D. and Gregory H. Wolf as Directors except as indicated below, or WITHHOLD AUTHORITY [_] to vote for all nominees in such election.
   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. The approval of amendments to the Company's 1989 Stock Option Plan for Non-Employee Directors.

 FOR [_]  AGAINST [_]  ABSTAIN [_]

3. The approval of the Company's 1998 Executive Management Incentive Compensation Plan.

 FOR [_]  AGAINST [_]  ABSTAIN [_]

4. The approval of an amendment to the Company's 1996 Stock Incentive Plan for Employees.

 FOR [_]  AGAINST [_]  ABSTAIN [_]

 At their discretion, the Proxies are authorized to vote upon such other matters as may come before the Meeting.
THE SHARES OF COMPANY COMMON STOCK COVERED BY THIS PLEASE COMPLETE,
                       PROXY                       DATE, SIGN AND RETURN
WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS THIS PROXY IN THE
                       MADE,                       ACCOMPANYING
THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. ENVELOPE.

     The undersigned hereby revokes any proxy      Date:           , 1998
             heretofore given to vote              ----------------------
        or act with respect to the Meeting.        SIGNATURE
                                                   ----------------------
                                                   SIGNATURE (if held
                                                   jointly)

                                                   Signature of stock-
                                                   holders should corre-
                                                   spond exactly with
                                                   the names shown on
                                                   this proxy card. At-
                                                   torneys, trustees,
                                                   executors, adminis-
                                                   trators, guardians
                                                   and others signing in
                                                   a representative ca-
                                                   pacity should desig-
                                                   nate their full ti-
                                                   tles. When Shares of
                                                   Company Common Stock
                                                   are held by joint
                                                   tenants, both should
                                                   sign. If a corpora-
                                                   tion, please sign in
                                                   full corporate name
                                                   by authorized offi-
                                                   cer. If a partner-
                                                   ship, please sign in
                                                   partnership name by
                                                   authorized person.